UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-00649

Fidelity Puritan Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2023

Item 1.

Reports to Stockholders

Fidelity® Value Discovery Fund

Annual Report
July 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Value Discovery Fund	5.83%	8.37%	9.18%
Class K	5.92%	8.47%	9.31%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Value Discovery Fund, a class of the fund, on July 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.
Comments from Portfolio Manager Sean Gavin:
For the fiscal year ending July 31, 2023, the fund's share classes gained about 6%, versus 8.03% for the benchmark Russell 3000 Value Index. Relative to the benchmark, sector allocation was the primary detractor, especially an overweight in utilities. Also hurting the portfolio's relative result were stock picks and an underweight in information technology. Investment choices and outsized exposure to energy companies proved detrimental as well. The biggest individual relative detractor this period was avoiding Meta Platforms, a benchmark component that gained roughly 81%. An overweight in Centene (-27%), one of the fund's largest holdings, further pressured relative performance. Another notable relative detractor was our non-benchmark stake in Dollar General (-31%). In contrast, an underweight in real estate boosted the portfolio's relative return most. Security selection in financials also helped. The top individual relative contributor was an overweight in PG&E (+62%), which was among the fund's biggest holdings this period. Not owning Pfizer, a benchmark component that returned roughly -26%, was the second-largest relative contributor. An outsized position in Constellation Energy (+48%) also proved beneficial. Notable changes in positioning include increased exposure to the energy sector and a lower allocation to communication services stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Berkshire Hathaway, Inc. Class B	4.8
Exxon Mobil Corp.	4.2
Comcast Corp. Class A	3.2
JPMorgan Chase & Co.	3.2
Cigna Group	2.6
Chubb Ltd.	2.4
Johnson & Johnson	2.4
Bank of America Corp.	2.3
Cisco Systems, Inc.	2.2
Centene Corp.	2.2
29.5

Market Sectors (% of Fund's net assets)

Financials	23.7
Health Care	19.5
Consumer Staples	10.6
Utilities	9.9
Energy	9.1
Industrials	8.3
Information Technology	6.6
Communication Services	5.4
Materials	2.3
Consumer Discretionary	2.3
Real Estate	0.6

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 97.1%
	Shares	Value ($)
COMMUNICATION SERVICES - 5.4%
Entertainment - 2.2%
Activision Blizzard, Inc.	682,545	63,312,874
Media - 3.2%
Comcast Corp. Class A	2,089,330	94,563,076
TOTAL COMMUNICATION SERVICES		157,875,950
CONSUMER DISCRETIONARY - 2.3%
Diversified Consumer Services - 1.4%
H&R Block, Inc.	1,188,662	39,950,930
Specialty Retail - 0.9%
Ross Stores, Inc.	238,040	27,288,906
TOTAL CONSUMER DISCRETIONARY		67,239,836
CONSUMER STAPLES - 10.6%
Beverages - 1.3%
Coca-Cola European Partners PLC	353,539	22,410,837
Keurig Dr. Pepper, Inc.	451,300	15,348,713
		37,759,550
Consumer Staples Distribution & Retail - 2.2%
BJ's Wholesale Club Holdings, Inc. (a)	135,200	8,965,112
Dollar General Corp.	169,826	28,676,818
U.S. Foods Holding Corp. (a)	613,660	26,221,692
		63,863,622
Food Products - 2.7%
Mondelez International, Inc.	807,261	59,842,258
Tyson Foods, Inc. Class A	359,229	20,016,240
		79,858,498
Household Products - 2.7%
Procter & Gamble Co.	265,634	41,518,594
Reckitt Benckiser Group PLC	266,963	19,998,770
The Clorox Co.	108,868	16,491,325
		78,008,689
Personal Care Products - 1.7%
Haleon PLC	4,496,000	19,406,644
Kenvue, Inc. (b)	659,900	15,626,432
Unilever PLC sponsored ADR	304,879	16,381,149
		51,414,225
TOTAL CONSUMER STAPLES		310,904,584
ENERGY - 9.1%
Oil, Gas & Consumable Fuels - 9.1%
Antero Resources Corp. (a)	456,665	12,215,789
ConocoPhillips Co.	352,639	41,512,663
Equinor ASA sponsored ADR	661,088	20,282,180
Exxon Mobil Corp.	1,159,041	124,295,557
Occidental Petroleum Corp.	350,001	22,095,563
Ovintiv, Inc.	392,451	18,088,067
Parex Resources, Inc.	1,257,908	27,864,477
		266,354,296
FINANCIALS - 23.7%
Banks - 10.4%
Bank of America Corp.	2,078,890	66,524,480
Cullen/Frost Bankers, Inc.	66,891	7,263,025
JPMorgan Chase & Co.	593,070	93,681,337
M&T Bank Corp.	227,177	31,772,975
PNC Financial Services Group, Inc.	200,896	27,500,653
U.S. Bancorp	626,000	24,839,680
Wells Fargo & Co.	1,128,889	52,109,516
		303,691,666
Capital Markets - 2.9%
Affiliated Managers Group, Inc.	120,412	16,693,920
BlackRock, Inc. Class A	64,083	47,347,725
Invesco Ltd.	320,185	5,379,108
Northern Trust Corp.	187,724	15,040,447
		84,461,200
Financial Services - 4.8%
Berkshire Hathaway, Inc. Class B (a)	401,092	141,168,336
Insurance - 5.6%
Chubb Ltd.	342,846	70,081,151
The Travelers Companies, Inc.	365,006	63,003,686
Willis Towers Watson PLC	142,999	30,219,979
		163,304,816
TOTAL FINANCIALS		692,626,018
HEALTH CARE - 19.5%
Health Care Providers & Services - 10.4%
Centene Corp. (a)	936,090	63,738,368
Cigna Group	257,391	75,956,084
CVS Health Corp.	386,800	28,890,092
Elevance Health, Inc.	91,077	42,954,646
Humana, Inc.	77,158	35,248,089
UnitedHealth Group, Inc.	115,620	58,546,499
		305,333,778
Pharmaceuticals - 9.1%
AstraZeneca PLC sponsored ADR	650,714	46,656,194
Bristol-Myers Squibb Co.	994,285	61,834,584
Johnson & Johnson	407,600	68,285,228
Roche Holding AG (participation certificate)	124,504	38,602,648
Sanofi SA sponsored ADR	938,651	50,095,804
		265,474,458
TOTAL HEALTH CARE		570,808,236
INDUSTRIALS - 8.3%
Aerospace & Defense - 3.6%
Airbus Group NV	107,704	15,864,801
L3Harris Technologies, Inc.	113,326	21,474,144
Lockheed Martin Corp.	58,885	26,284,497
Northrop Grumman Corp.	92,064	40,968,480
		104,591,922
Air Freight & Logistics - 0.5%
DHL Group	309,295	15,888,064
Electrical Equipment - 1.2%
Eaton Corp. PLC	38,368	7,877,718
Regal Rexnord Corp.	182,206	28,456,933
		36,334,651
Industrial Conglomerates - 0.9%
Siemens AG	147,177	25,085,175
Machinery - 1.5%
Deere & Co.	37,900	16,281,840
Oshkosh Corp.	54,790	5,044,515
Pentair PLC (b)	307,155	21,347,273
		42,673,628
Professional Services - 0.6%
Maximus, Inc.	222,211	18,612,393
TOTAL INDUSTRIALS		243,185,833
INFORMATION TECHNOLOGY - 5.4%
Communications Equipment - 2.2%
Cisco Systems, Inc.	1,239,456	64,501,290
IT Services - 2.0%
Amdocs Ltd.	332,704	31,154,403
Capgemini SA	77,236	13,996,598
Cognizant Technology Solutions Corp. Class A	208,215	13,748,436
		58,899,437
Software - 1.2%
Gen Digital, Inc.	1,042,182	20,270,440
Open Text Corp. (b)	361,818	15,540,083
		35,810,523
TOTAL INFORMATION TECHNOLOGY		159,211,250
MATERIALS - 2.3%
Chemicals - 1.3%
DuPont de Nemours, Inc.	506,192	39,295,685
Metals & Mining - 1.0%
Lundin Mining Corp.	2,150,422	19,226,842
Newmont Corp.	211,030	9,057,408
		28,284,250
TOTAL MATERIALS		67,579,935
REAL ESTATE - 0.6%
Real Estate Management & Development - 0.6%
CBRE Group, Inc. (a)	199,731	16,639,590
UTILITIES - 9.9%
Electric Utilities - 7.4%
Constellation Energy Corp.	345,550	33,397,408
Edison International	407,133	29,297,291
Evergy, Inc.	347,180	20,820,385
NextEra Energy, Inc.	352,381	25,829,527
PG&E Corp. (a)	3,567,803	62,829,011
Portland General Electric Co.	286,512	13,658,027
Southern Co.	440,246	31,847,396
		217,679,045
Independent Power and Renewable Electricity Producers - 0.8%
The AES Corp.	1,026,631	22,206,029
Multi-Utilities - 1.7%
Dominion Energy, Inc.	582,852	31,211,725
National Grid PLC	1,466,300	19,435,558
		50,647,283
TOTAL UTILITIES		290,532,357
TOTAL COMMON STOCKS (Cost $2,246,963,696)		2,842,957,885

Nonconvertible Preferred Stocks - 1.2%
	Shares	Value ($)
INFORMATION TECHNOLOGY - 1.2%
Technology Hardware, Storage & Peripherals - 1.2%
Samsung Electronics Co. Ltd. (Cost $33,616,027)	818,080	36,751,238

Money Market Funds - 2.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.32% (c)	43,158,335	43,166,966
Fidelity Securities Lending Cash Central Fund 5.32% (c)(d)	21,050,777	21,052,883
TOTAL MONEY MARKET FUNDS (Cost $64,219,849)		64,219,849

TOTAL INVESTMENT IN SECURITIES - 100.5% (Cost $2,344,799,572)	2,943,928,972
NET OTHER ASSETS (LIABILITIES) - (0.5)%	(14,820,537)
NET ASSETS - 100.0%	2,929,108,435

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.32%	83,928,877	424,798,398	465,560,309	2,418,284	-	-	43,166,966	0.1%
Fidelity Securities Lending Cash Central Fund 5.32%	-	288,933,620	267,880,737	35,497	-	-	21,052,883	0.1%
Total	83,928,877	713,732,018	733,441,046	2,453,781	-	-	64,219,849

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	157,875,950	157,875,950	-	-
Consumer Discretionary	67,239,836	67,239,836	-	-
Consumer Staples	310,904,584	271,499,170	39,405,414	-
Energy	266,354,296	266,354,296	-	-
Financials	692,626,018	692,626,018	-	-
Health Care	570,808,236	532,205,588	38,602,648	-
Industrials	243,185,833	202,235,857	40,949,976	-
Information Technology	195,962,488	181,965,890	13,996,598	-
Materials	67,579,935	67,579,935	-	-
Real Estate	16,639,590	16,639,590	-	-
Utilities	290,532,357	271,096,799	19,435,558	-

Money Market Funds	64,219,849	64,219,849	-	-
Total Investments in Securities:	2,943,928,972	2,791,538,778	152,390,194	-
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value (including securities loaned of $20,311,863) - See accompanying schedule:
Unaffiliated issuers (cost $2,280,579,723)	$2,879,709,123
Fidelity Central Funds (cost $64,219,849)	64,219,849

Total Investment in Securities (cost $2,344,799,572)		$2,943,928,972
Foreign currency held at value (cost $1,564)		1,562
Receivable for investments sold		6,908,407
Receivable for fund shares sold		1,073,675
Dividends receivable		2,730,073
Reclaims receivable		1,959,645
Distributions receivable from Fidelity Central Funds		269,127
Prepaid expenses		5,262
Total assets		2,956,876,723
Liabilities
Payable for investments purchased	$2,922,190
Payable for fund shares redeemed	2,042,425
Accrued management fee	1,320,001
Other affiliated payables	383,032
Other payables and accrued expenses	47,757
Collateral on securities loaned	21,052,883
Total Liabilities		27,768,288
Net Assets		$2,929,108,435
Net Assets consist of:
Paid in capital		$2,228,788,574
Total accumulated earnings (loss)		700,319,861
Net Assets		$2,929,108,435

Net Asset Value and Maximum Offering Price
Value Discovery :
Net Asset Value, offering price and redemption price per share ($2,911,436,316 ÷ 79,852,775 shares)		$36.46
Class K :
Net Asset Value, offering price and redemption price per share ($17,672,119 ÷ 484,273 shares)		$36.49

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$60,965,054
Income from Fidelity Central Funds (including $35,497 from security lending)		2,453,781
Total Income		63,418,835
Expenses
Management fee
Basic fee	$15,101,655
Performance adjustment	4,073,688
Transfer agent fees	3,866,939
Accounting fees	746,138
Custodian fees and expenses	53,346
Independent trustees' fees and expenses	14,990
Registration fees	119,715
Audit	63,075
Legal	6,439
Miscellaneous	17,410
Total expenses before reductions	24,063,395
Expense reductions	(145,366)
Total expenses after reductions		23,918,029
Net Investment income (loss)		39,500,806
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	96,707,500
Redemptions in-kind	8,848,380
Foreign currency transactions	58,352
Total net realized gain (loss)		105,614,232
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	15,318,628
Assets and liabilities in foreign currencies	116,386
Total change in net unrealized appreciation (depreciation)		15,435,014
Net gain (loss)		121,049,246
Net increase (decrease) in net assets resulting from operations		$160,550,052
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$39,500,806	$39,159,762
Net realized gain (loss)	105,614,232	198,289,828
Change in net unrealized appreciation (depreciation)	15,435,014	(252,646,452)
Net increase (decrease) in net assets resulting from operations	160,550,052	(15,196,862)
Distributions to shareholders	(133,719,223)	(156,990,940)

Share transactions - net increase (decrease)	(52,772,440)	(152,690,805)
Total increase (decrease) in net assets	(25,941,611)	(324,878,607)

Net Assets
Beginning of period	2,955,050,046	3,279,928,653
End of period	$2,929,108,435	$2,955,050,046

Fidelity® Value Discovery Fund

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$36.10	$37.95	$26.99	$28.85	$29.25
Income from Investment Operations
Net investment income (loss) A,B	.48	.45	.40	.57 C	.54
Net realized and unrealized gain (loss)	1.53	(.48)	10.98	(1.53)	.22
Total from investment operations	2.01	(.03)	11.38	(.96)	.76
Distributions from net investment income	(.44)	(.43)	(.42)	(.52)	(.57)
Distributions from net realized gain	(1.21)	(1.40)	-	(.38)	(.59)
Total distributions	(1.65)	(1.82) D	(.42)	(.90)	(1.16)
Net asset value, end of period	$36.46	$36.10	$37.95	$26.99	$28.85
Total Return E	5.83%	(.21)%	42.65%	(3.54)%	2.86%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.84%	.80%	.75%	.66%	.60%
Expenses net of fee waivers, if any	.83%	.80%	.75%	.66%	.60%
Expenses net of all reductions	.83%	.80%	.74%	.64%	.60%
Net investment income (loss)	1.37%	1.20%	1.21%	2.07% C	1.95%
Supplemental Data
Net assets, end of period (000 omitted)	$2,911,436	$2,895,400	$3,192,073	$1,788,146	$2,400,695
Portfolio turnover rate H	24% I	34% I	36%	70% I	48%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.74%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Value Discovery Fund Class K

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$36.13	$37.98	$27.01	$28.86	$29.28
Income from Investment Operations
Net investment income (loss) A,B	.51	.49	.44	.60 C	.58
Net realized and unrealized gain (loss)	1.54	(.48)	10.97	(1.52)	.20
Total from investment operations	2.05	.01	11.41	(.92)	.78
Distributions from net investment income	(.47)	(.46)	(.44)	(.55)	(.61)
Distributions from net realized gain	(1.21)	(1.40)	-	(.38)	(.59)
Total distributions	(1.69) D	(1.86)	(.44)	(.93)	(1.20)
Net asset value, end of period	$36.49	$36.13	$37.98	$27.01	$28.86
Total Return E	5.92%	(.12)%	42.76%	(3.40)%	2.93%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.75%	.70%	.65%	.56%	.49%
Expenses net of fee waivers, if any	.74%	.70%	.65%	.56%	.49%
Expenses net of all reductions	.74%	.70%	.65%	.54%	.48%
Net investment income (loss)	1.47%	1.30%	1.30%	2.17% C	2.06%
Supplemental Data
Net assets, end of period (000 omitted)	$17,672	$59,650	$87,856	$37,275	$55,768
Portfolio turnover rate H	24% I	34% I	36%	70% I	48%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.84%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended July 31, 2023

1. Organization.
Fidelity Value Discovery Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Value Discovery and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, redemptions in-kind and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$656,689,118
Gross unrealized depreciation	(61,084,610)
Net unrealized appreciation (depreciation)	$595,604,508
Tax Cost	$2,348,324,464

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$24,605,820
Undistributed long-term capital gain	$80,041,642
Net unrealized appreciation (depreciation) on securities and other investments	$595,672,399

The tax character of distributions paid was as follows:

	July 31, 2023	July 31, 2022
Ordinary Income	$35,995,440	$90,182,967
Long-term Capital Gains	97,723,783	66,807,973
Total	$133,719,223	$156,990,940

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Value Discovery Fund	667,585,347	760,637,144

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Value Discovery Fund	928,278	8,848,380	30,615,682	Class K

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Value Discovery Fund	48,984	731,012	1,898,136	Class K
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Value Discovery as compared to its benchmark index, the Russell 3000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .67% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Value Discovery, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Value Discovery	$3,849,740.14
Class K	17,199.04
	$3,866,939

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Value Discovery Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Value Discovery Fund	$ 10,499

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Value Discovery Fund	33,672,396	47,024,940	10,581,060

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Value Discovery Fund	$6,747
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Value Discovery Fund	$6,355	$-	$-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $2,798.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $142,568.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended July 31, 2023	Year ended July 31, 2022
Fidelity Value Discovery Fund
Distributions to shareholders
Value Discovery	$131,037,906	$152,839,585
Class K	2,681,317	4,151,355
Total	$133,719,223	$156,990,940
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2023	Year ended July 31, 2022	Year ended July 31, 2023	Year ended July 31, 2022
Fidelity Value Discovery Fund
Value Discovery
Shares sold	18,888,345	25,869,888	$639,957,332	$956,993,939
Reinvestment of distributions	2,461,661	2,456,100	85,499,522	92,332,868
Shares redeemed	(21,696,074)	(32,232,149)	(739,316,686)	(1,176,807,903)
Net increase (decrease)	(346,068)	(3,906,161)	$(13,859,832)	$(127,481,096)
Class K
Shares sold	291,506	509,056	$10,198,809	$19,075,817
Reinvestment of distributions	77,184	110,335	2,681,317	4,151,355
Shares redeemed	(1,535,242)	(1,281,507)	(51,792,734)	(48,436,881)
Net increase (decrease)	(1,166,552)	(662,116)	$(38,912,608)	$(25,209,709)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Value Discovery Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery Fund (the "Fund"), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 13, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 321 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2023 to July 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Expenses Paid During Period- C February 1, 2023 to July 31, 2023
Fidelity® Value Discovery Fund
Fidelity® Value Discovery Fund	.79%
Actual		$ 1,000	$ 1,008.00	$ 3.93
Hypothetical-B		$ 1,000	$ 1,020.88	$ 3.96
Class K	.66%
Actual		$ 1,000	$ 1,008.60	$ 3.29
Hypothetical-B		$ 1,000	$ 1,021.52	$ 3.31

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2023, $84,165,654, or, if subsequently determined to be different, the net capital gain of such year.

Value Discovery and Class K designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Value Discovery and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Value Discovery Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it is the largest class); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investments Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of the retail class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.788864.120
FVD-ANN-0923
Fidelity® Value Discovery K6 Fund

Annual Report
July 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Fidelity® Value Discovery K6 Fund	6.14%	8.61%	8.66%

A   From May 25, 2017
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Value Discovery K6 Fund, on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.
Comments from Portfolio Manager Sean Gavin:
For the fiscal year ending July 31, 2023, the fund gained 6.14%, versus 8.03% for the benchmark Russell 3000 Value Index. Relative to the benchmark, sector allocation was the primary detractor, especially an overweight in utilities. Also hurting the portfolio's relative result were stock picks and an underweight in information technology. Investment choices and outsized exposure to energy companies proved detrimental as well. The biggest individual relative detractor this period was avoiding Meta Platforms, a benchmark component that gained roughly 81%. An overweight in Centene (-27%), one of the fund's largest holdings, further pressured relative performance. Another notable relative detractor was our non-benchmark stake in Dollar General (-31%). In contrast, an underweight in real estate boosted the portfolio's relative return most. Security selection in financials also helped. The top individual relative contributor was an overweight in PG&E (+62%), which was among the fund's biggest holdings this period. Not owning Pfizer, a benchmark component that returned roughly -26%, was the second-largest relative contributor. An outsized position in Constellation Energy (+48%) also proved beneficial. Notable changes in positioning include increased exposure to the energy sector and a lower allocation to communication services stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Berkshire Hathaway, Inc. Class B	4.7
Exxon Mobil Corp.	4.3
Comcast Corp. Class A	3.3
JPMorgan Chase & Co.	3.2
Cigna Group	2.6
Bank of America Corp.	2.4
Johnson & Johnson	2.4
Chubb Ltd.	2.3
Cisco Systems, Inc.	2.3
Centene Corp.	2.2
29.7

Market Sectors (% of Fund's net assets)

Financials	23.7
Health Care	19.7
Consumer Staples	10.7
Utilities	10.1
Energy	9.1
Industrials	8.4
Information Technology	6.6
Communication Services	5.5
Consumer Discretionary	2.5
Materials	2.4
Real Estate	0.6

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 98.3%
	Shares	Value ($)
COMMUNICATION SERVICES - 5.5%
Entertainment - 2.2%
Activision Blizzard, Inc.	45,520	4,222,435
Media - 3.3%
Comcast Corp. Class A	142,564	6,452,447
TOTAL COMMUNICATION SERVICES		10,674,882
CONSUMER DISCRETIONARY - 2.5%
Diversified Consumer Services - 1.5%
H&R Block, Inc.	87,760	2,949,614
Specialty Retail - 1.0%
Ross Stores, Inc.	16,282	1,866,568
TOTAL CONSUMER DISCRETIONARY		4,816,182
CONSUMER STAPLES - 10.7%
Beverages - 1.3%
Coca-Cola European Partners PLC	23,898	1,514,894
Keurig Dr. Pepper, Inc.	30,290	1,030,163
		2,545,057
Consumer Staples Distribution & Retail - 2.2%
BJ's Wholesale Club Holdings, Inc. (a)	9,100	603,421
Dollar General Corp.	11,328	1,912,846
U.S. Foods Holding Corp. (a)	41,985	1,794,019
		4,310,286
Food Products - 2.7%
Mondelez International, Inc.	54,173	4,015,844
Tyson Foods, Inc. Class A	23,576	1,313,655
		5,329,499
Household Products - 2.7%
Procter & Gamble Co.	18,286	2,858,102
Reckitt Benckiser Group PLC	17,757	1,330,215
The Clorox Co.	6,677	1,011,432
		5,199,749
Personal Care Products - 1.8%
Haleon PLC	301,241	1,300,284
Kenvue, Inc. (b)	44,483	1,053,357
Unilever PLC sponsored ADR	20,574	1,105,441
		3,459,082
TOTAL CONSUMER STAPLES		20,843,673
ENERGY - 9.1%
Oil, Gas & Consumable Fuels - 9.1%
Antero Resources Corp. (a)	34,819	931,408
ConocoPhillips Co.	22,391	2,635,869
Equinor ASA sponsored ADR	43,814	1,344,214
Exxon Mobil Corp.	77,718	8,334,478
Occidental Petroleum Corp.	22,302	1,407,925
Ovintiv, Inc.	25,827	1,190,366
Parex Resources, Inc.	84,019	1,861,142
		17,705,402
FINANCIALS - 23.7%
Banks - 10.6%
Bank of America Corp.	145,123	4,643,936
Cullen/Frost Bankers, Inc.	4,461	484,375
JPMorgan Chase & Co.	39,078	6,172,761
M&T Bank Corp.	15,100	2,111,886
PNC Financial Services Group, Inc.	14,749	2,018,991
U.S. Bancorp	37,802	1,499,983
Wells Fargo & Co.	79,211	3,656,380
		20,588,312
Capital Markets - 2.8%
Affiliated Managers Group, Inc.	8,404	1,165,131
BlackRock, Inc. Class A	3,931	2,904,419
Invesco Ltd.	19,309	324,391
Northern Trust Corp.	12,713	1,018,566
		5,412,507
Financial Services - 4.7%
Berkshire Hathaway, Inc. Class B (a)	25,991	9,147,790
Insurance - 5.6%
Chubb Ltd.	22,258	4,549,758
The Travelers Companies, Inc.	24,307	4,195,631
Willis Towers Watson PLC	9,851	2,081,812
		10,827,201
TOTAL FINANCIALS		45,975,810
HEALTH CARE - 19.7%
Health Care Providers & Services - 10.5%
Centene Corp. (a)	62,069	4,226,278
Cigna Group	17,147	5,060,080
CVS Health Corp.	25,723	1,921,251
Elevance Health, Inc.	6,194	2,921,276
Humana, Inc.	5,208	2,379,171
UnitedHealth Group, Inc.	7,924	4,012,476
		20,520,532
Pharmaceuticals - 9.2%
AstraZeneca PLC sponsored ADR	44,050	3,158,385
Bristol-Myers Squibb Co.	67,448	4,194,591
Johnson & Johnson	27,190	4,555,141
Roche Holding AG (participation certificate)	8,270	2,564,126
Sanofi SA sponsored ADR	63,107	3,368,021
		17,840,264
TOTAL HEALTH CARE		38,360,796
INDUSTRIALS - 8.4%
Aerospace & Defense - 3.7%
Airbus Group NV	7,072	1,041,706
L3Harris Technologies, Inc.	7,991	1,514,215
Lockheed Martin Corp.	4,228	1,887,252
Northrop Grumman Corp.	6,398	2,847,110
		7,290,283
Air Freight & Logistics - 0.5%
DHL Group	19,656	1,009,702
Electrical Equipment - 1.2%
Eaton Corp. PLC	2,636	541,224
Regal Rexnord Corp.	11,516	1,798,569
		2,339,793
Industrial Conglomerates - 0.8%
Siemens AG	9,522	1,622,951
Machinery - 1.5%
Deere & Co.	2,445	1,050,372
Oshkosh Corp.	3,961	364,689
Pentair PLC	20,442	1,420,719
		2,835,780
Professional Services - 0.7%
Maximus, Inc.	15,534	1,301,128
TOTAL INDUSTRIALS		16,399,637
INFORMATION TECHNOLOGY - 5.6%
Communications Equipment - 2.3%
Cisco Systems, Inc.	84,682	4,406,851
IT Services - 2.1%
Amdocs Ltd.	23,113	2,164,301
Capgemini SA	5,466	990,541
Cognizant Technology Solutions Corp. Class A	13,926	919,534
		4,074,376
Software - 1.2%
Gen Digital, Inc.	71,453	1,389,761
Open Text Corp. (b)	24,195	1,039,175
		2,428,936
TOTAL INFORMATION TECHNOLOGY		10,910,163
MATERIALS - 2.4%
Chemicals - 1.4%
DuPont de Nemours, Inc.	34,776	2,699,661
Metals & Mining - 1.0%
Lundin Mining Corp.	145,592	1,301,733
Newmont Corp.	12,975	556,887
		1,858,620
TOTAL MATERIALS		4,558,281
REAL ESTATE - 0.6%
Real Estate Management & Development - 0.6%
CBRE Group, Inc. (a)	13,278	1,106,190
UTILITIES - 10.1%
Electric Utilities - 7.5%
Constellation Energy Corp.	22,868	2,210,192
Edison International	26,785	1,927,449
Evergy, Inc.	24,110	1,445,877
NextEra Energy, Inc.	24,444	1,791,745
PG&E Corp. (a)	237,181	4,176,757
Portland General Electric Co.	18,936	902,679
Southern Co.	29,205	2,112,690
		14,567,389
Independent Power and Renewable Electricity Producers - 0.8%
The AES Corp.	68,112	1,473,263
Multi-Utilities - 1.8%
Dominion Energy, Inc.	40,311	2,158,654
National Grid PLC	101,388	1,343,881
		3,502,535
TOTAL UTILITIES		19,543,187
TOTAL COMMON STOCKS (Cost $151,584,778)		190,894,203

Nonconvertible Preferred Stocks - 1.0%
	Shares	Value ($)
INFORMATION TECHNOLOGY - 1.0%
Technology Hardware, Storage & Peripherals - 1.0%
Samsung Electronics Co. Ltd. (Cost $1,734,674)	45,410	2,039,988

Money Market Funds - 1.8%
	Shares	Value ($)
Fidelity Cash Central Fund 5.32% (c)	1,567,415	1,567,728
Fidelity Securities Lending Cash Central Fund 5.32% (c)(d)	1,949,630	1,949,825
TOTAL MONEY MARKET FUNDS (Cost $3,517,553)		3,517,553

TOTAL INVESTMENT IN SECURITIES - 101.1% (Cost $156,837,005)	196,451,744
NET OTHER ASSETS (LIABILITIES) - (1.1)%	(2,163,188)
NET ASSETS - 100.0%	194,288,556

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.32%	3,085,900	86,012,500	87,530,672	153,514	-	-	1,567,728	0.0%
Fidelity Securities Lending Cash Central Fund 5.32%	-	5,895,723	3,945,898	2,465	-	-	1,949,825	0.0%
Total	3,085,900	91,908,223	91,476,570	155,979	-	-	3,517,553

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	10,674,882	10,674,882	-	-
Consumer Discretionary	4,816,182	4,816,182	-	-
Consumer Staples	20,843,673	18,213,174	2,630,499	-
Energy	17,705,402	17,705,402	-	-
Financials	45,975,810	45,975,810	-	-
Health Care	38,360,796	35,796,670	2,564,126	-
Industrials	16,399,637	13,734,980	2,664,657	-
Information Technology	12,950,151	11,959,610	990,541	-
Materials	4,558,281	4,558,281	-	-
Real Estate	1,106,190	1,106,190	-	-
Utilities	19,543,187	18,199,306	1,343,881	-

Money Market Funds	3,517,553	3,517,553	-	-
Total Investments in Securities:	196,451,744	186,258,040	10,193,704	-
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value (including securities loaned of $1,894,679) - See accompanying schedule:
Unaffiliated issuers (cost $153,319,452)	$192,934,191
Fidelity Central Funds (cost $3,517,553)	3,517,553

Total Investment in Securities (cost $156,837,005)		$196,451,744
Cash		14,090
Foreign currency held at value (cost $50)		50
Receivable for investments sold		396,622
Receivable for fund shares sold		86,198
Dividends receivable		273,852
Distributions receivable from Fidelity Central Funds		19,277
Total assets		197,241,833
Liabilities
Payable for investments purchased	$210,272
Payable for fund shares redeemed	719,880
Accrued management fee	73,300
Collateral on securities loaned	1,949,825
Total Liabilities		2,953,277
Net Assets		$194,288,556
Net Assets consist of:
Paid in capital		$148,315,026
Total accumulated earnings (loss)		45,973,530
Net Assets		$194,288,556
Net Asset Value, offering price and redemption price per share ($194,288,556 ÷ 15,670,126 shares)		$12.40

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$3,751,645
Income from Fidelity Central Funds (including $2,465 from security lending)		155,979
Total Income		3,907,624
Expenses
Management fee	$798,921
Independent trustees' fees and expenses	869
Interest	1,819
Total expenses before reductions	801,609
Expense reductions	(272)
Total expenses after reductions		801,337
Net Investment income (loss)		3,106,287
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	4,333,580
Foreign currency transactions	3,175
Total net realized gain (loss)		4,336,755
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	8,101,425
Assets and liabilities in foreign currencies	6,975
Total change in net unrealized appreciation (depreciation)		8,108,400
Net gain (loss)		12,445,155
Net increase (decrease) in net assets resulting from operations		$15,551,442
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,106,287	$2,460,394
Net realized gain (loss)	4,336,755	17,083,833
Change in net unrealized appreciation (depreciation)	8,108,400	(18,057,645)
Net increase (decrease) in net assets resulting from operations	15,551,442	1,486,582
Distributions to shareholders	(13,940,304)	(16,794,011)

Share transactions
Proceeds from sales of shares	115,401,725	45,744,592
Reinvestment of distributions	13,940,304	16,794,011
Cost of shares redeemed	(74,114,191)	(90,356,117)

Net increase (decrease) in net assets resulting from share transactions	55,227,838	(27,817,514)
Total increase (decrease) in net assets	56,838,976	(43,124,943)

Net Assets
Beginning of period	137,449,580	180,574,523
End of period	$194,288,556	$137,449,580

Other Information
Shares
Sold	10,110,184	3,427,539
Issued in reinvestment of distributions	1,185,215	1,259,265
Redeemed	(6,205,102)	(6,803,571)
Net increase (decrease)	5,090,297	(2,116,767)

Fidelity® Value Discovery K6 Fund

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$12.99	$14.22	$10.15	$10.94	$10.98
Income from Investment Operations
Net investment income (loss) A,B	.21	.21	.19	.23 C	.22
Net realized and unrealized gain (loss)	.51	(.12)	4.09	(.62)	.09
Total from investment operations	.72	.09	4.28	(.39)	.31
Distributions from net investment income	(.17)	(.20)	(.21)	(.23)	(.27)
Distributions from net realized gain	(1.14)	(1.12)	-	(.17)	(.08)
Total distributions	(1.31)	(1.32)	(.21)	(.40)	(.35)
Net asset value, end of period	$12.40	$12.99	$14.22	$10.15	$10.94
Total Return D	6.14%	.60%	42.84%	(3.80)%	2.98%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.44%	.45%
Net investment income (loss)	1.76%	1.52%	1.51%	2.27% C	2.13%
Supplemental Data
Net assets, end of period (000 omitted)	$194,289	$137,450	$180,575	$164,392	$191,701
Portfolio turnover rate G	43% H	37% H	55%	82%	45%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.93%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended July 31, 2023

1. Organization.
Fidelity Value Discovery K6 Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$42,462,349
Gross unrealized depreciation	(2,999,695)
Net unrealized appreciation (depreciation)	$39,462,654
Tax Cost	$156,989,090

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,092,662
Undistributed long-term capital gain	$3,413,106
Net unrealized appreciation (depreciation) on securities and other investments	$39,467,762

The tax character of distributions paid was as follows:

	July 31, 2023	July 31, 2022
Ordinary Income	$2,061,356	$9,548,218
Long-term Capital Gains	11,878,948	7,245,793
Total	$13,940,304	$16,794,011
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Value Discovery K6 Fund	89,942,546	73,740,051

Unaffiliated Exchanges In-Kind.  Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Value Discovery K6 Fund	2,730,382	30,615,682

Prior Year Unaffiliated Exchanges In-Kind.  Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Value Discovery K6 Fund	136,458	1,898,136
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Value Discovery K6 Fund	$1,011

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Value Discovery K6 Fund	Borrower	$ 6,800,000	4.82%	$1,819

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Value Discovery K6 Fund	4,288,858	14,753,321	(60,201)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Value Discovery K6 Fund	$436	$-	$-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $272.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Value Discovery K6 Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery K6 Fund (the "Fund"), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 13, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 321 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2023 to July 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Expenses Paid During Period- C February 1, 2023 to July 31, 2023

Fidelity® Value Discovery K6 Fund	.45%
Actual		$ 1,000	$ 1,009.80	$ 2.24
Hypothetical-B		$ 1,000	$ 1,022.56	$ 2.26

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2023, $3,415,938, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Value Discovery K6 Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.9884003.106
FVDK6-ANN-0923
Fidelity® Low-Priced Stock Fund

Annual Report
July 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Low-Priced Stock Fund	10.78%	8.77%	9.25%
Class K	10.86%	8.86%	9.35%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Low-Priced Stock Fund, a class of the fund, on July 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.
Comments from Co-Lead Portfolio Managers Sam Chamovitz, Morgen Peck and Joel Tillinghast:
For the fiscal year ending July 31, 2023, the fund's share classes gained about 11%, versus 7.91% for the benchmark Russell 2000® Index. Relative to the benchmark, sector and industry positioning notably contributed to the fund's outperformance of the benchmark, especially an overweight in the strong-performing energy sector. An underweight in the real estate sector also boosted the fund's relative performance. Stock selection and an underweight in financials stocks also added value for the fund. The fund's top individual relative contributor was a position in Unum (+56%). This period we decreased our stake in Unum. A position in Ross Stores gained about 43% and was the fund's second-largest relative contributor. This period we decreased our investment in Ross Stores. Another notable relative contributor was our holdings in Jumbo (+108%). All these contributors were non-benchmark positions. In addition, the fund's international holdings contributed overall, despite a foreign-exchange headwind. In contrast, stock choices in energy and information technology detracted from the fund's relative performance. The fund's stake in UnitedHealth Group returned -6% and was the fund's largest individual relative detractor. UnitedHealth was the fund's top holding. This period we decreased our stake in UnitedHealth. The fund's second-largest relative detractor was an underweight position in Super Micro Computer (+512%). Super Micro Computer was not held at period end. The fund's position in Concentrix returned -37% and notably hurt relative performance, and we reduced our stake. Notable changes in positioning include higher allocations to the industrials and information technology sectors.
Note to shareholders: On September 29, 2022, Shadman Riaz came off the fund. Joel Tillinghast plans to step down from his portfolio management responsibilities in the fourth quarter of 2023, but will remain at Fidelity as a senior advisor to the Fidelity equity team.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

UnitedHealth Group, Inc.	2.5
AutoZone, Inc.	2.4
Elevance Health, Inc.	1.8
Wells Fargo & Co.	1.7
Next PLC	1.6
Metro, Inc.	1.5
Universal Health Services, Inc. Class B	1.5
PG&E Corp.	1.5
TotalEnergies SE sponsored ADR	1.3
Seagate Technology Holdings PLC	1.1
16.9

Market Sectors (% of Fund's net assets)

Consumer Discretionary	16.0
Industrials	16.0
Information Technology	14.3
Health Care	12.7
Financials	12.5
Energy	9.4
Consumer Staples	7.5
Materials	5.7
Utilities	1.7
Communication Services	1.4
Real Estate	0.7

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 97.9%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 1.4%
Entertainment - 0.5%
GungHo Online Entertainment, Inc.	496,408	9,733
International Games Systems Co. Ltd.	2,603,706	50,691
Warner Bros Discovery, Inc. (a)	6,327,757	82,704
		143,128
Interactive Media & Services - 0.3%
Cars.com, Inc. (a)	3,173,140	72,379
Infocom Corp.	49,729	842
New Work SE	1,984	233
ZIGExN Co. Ltd.	3,474,703	19,173
		92,627
Media - 0.6%
Cl Holdings, Inc. (b)	29,792	171
Comcast Corp. Class A	1,917,833	86,801
DMS, Inc.	137,911	1,451
Intage Holdings, Inc.	844,370	10,072
Nexstar Broadcasting Group, Inc. Class A	184,332	34,418
Pico Far East Holdings Ltd.	22,366,474	3,900
RKB Mainichi Broadcasting Corp.	35,208	1,374
Saga Communications, Inc. Class A	353,863	7,658
Thryv Holdings, Inc. (a)	447,197	10,599
TOW Co. Ltd.	2,012,590	4,414
Trenders, Inc. (b)	149,011	1,251
TVA Group, Inc. Class B (non-vtg.) (a)	2,960,797	4,154
		166,263
TOTAL COMMUNICATION SERVICES		402,018
CONSUMER DISCRETIONARY - 16.0%
Automobile Components - 1.2%
Adient PLC (a)	369,898	15,743
Akwel	11,446	206
ASTI Corp. (c)	272,532	5,785
Brembo SpA	856,641	12,122
Cie Automotive SA	1,360,543	42,604
Compagnie Plastic Omnium SA	468,083	9,120
DaikyoNishikawa Corp.	496,395	2,760
Gentex Corp.	596,114	20,018
GUD Holdings Ltd.	98,907	662
Hi-Lex Corp.	1,290,878	10,743
IJTT Co. Ltd.	16,217	69
LCI Industries (b)	125,942	17,162
Lear Corp.	666,444	103,139
Motonic Corp. (c)	2,066,285	14,377
Murakami Corp. (c)	814,997	16,590
Nippon Seiki Co. Ltd.	944,754	6,608
Patrick Industries, Inc.	145,694	12,610
PT Selamat Sempurna Tbk	50,491,000	6,696
Sewon Precision Industries Co. Ltd.	339,726	2,063
SJM Co. Ltd. (c)	1,269,605	4,178
SJM Holdings Co. Ltd.	500,470	1,569
SNT Holdings Co. Ltd. (c)	885,108	10,959
TBK Co. Ltd.	592,885	1,809
Topre Corp.	323,970	3,723
TPR Co. Ltd.	362,728	4,602
Yutaka Giken Co. Ltd. (c)	1,192,853	16,837
		342,754
Automobiles - 0.3%
Harley-Davidson, Inc.	1,515,311	58,506
Isuzu Motors Ltd.	1,212,213	15,695
Kabe Husvagnar AB (B Shares)	244,852	5,396
		79,597
Broadline Retail - 2.3%
ASKUL Corp.	2,957,316	41,221
Aucfan Co. Ltd. (a)	24,848	139
B&M European Value Retail SA	9,963,694	70,737
Belluna Co. Ltd. (c)	6,105,524	30,642
Big Lots, Inc. (b)	1,228,337	12,590
Europris ASA (d)	2,590,385	15,719
Gwangju Shinsegae Co. Ltd.	187,500	4,769
Lifestyle China Group Ltd. (a)	10,038,807	1,403
Max Stock Ltd.	10,570	23
Next PLC	4,911,165	444,217
Pan Pacific International Holdings Ltd.	19,856	392
Ryohin Keikaku Co. Ltd.	99,657	1,292
Vipshop Holdings Ltd. ADR (a)	993,679	18,711
		641,855
Distributors - 0.3%
Arata Corp.	593,160	20,493
Central Automotive Products Ltd.	303,784	7,634
Inchcape PLC	1,349,600	14,176
PALTAC Corp.	1,194,262	40,084
SPK Corp.	393,600	5,091
		87,478
Diversified Consumer Services - 0.3%
Adtalem Global Education, Inc. (a)	92,923	4,018
Clip Corp.	151,975	889
Cross-Harbour Holdings Ltd.	2,364,078	2,725
Frontdoor, Inc. (a)	397,292	13,873
H&R Block, Inc.	1,090,196	36,641
JP-Holdings, Inc.	175,173	403
Kukbo Design Co. Ltd.	90,796	1,079
Step Co. Ltd. (c)	925,783	11,518
		71,146
Hotels, Restaurants & Leisure - 0.2%
Betsson AB (B Shares)	3,081,541	37,272
Brinker International, Inc. (a)	123,068	4,834
Ibersol SGPS SA	1,189,532	9,077
J.D. Wetherspoon PLC (a)	1,582,080	13,725
Ride On Express Holdings Co. Ltd.	40,007	299
		65,207
Household Durables - 3.3%
Ace Bed Co. Ltd.	39,827	806
Barratt Developments PLC	17,820,083	104,445
Bellway PLC	3,604,116	102,498
Chervon Holdings Ltd.	7,734,006	28,957
Coway Co. Ltd.	35,000	1,123
Cuckoo Holdings Co. Ltd.	508,128	6,033
D.R. Horton, Inc.	818,559	103,973
Emak SpA	3,175,534	3,687
First Juken Co. Ltd. (c)	1,341,340	10,494
FJ Next Co. Ltd.	1,191,809	8,721
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	8,158,037	44,269
Hamilton Beach Brands Holding Co. Class A	239,823	2,362
Helen of Troy Ltd. (a)	983,971	139,035
JM AB (B Shares)	1,032,801	16,228
Open House Group Co. Ltd.	546,076	20,743
Portmeirion Group PLC	59,052	235
Pressance Corp.	2,514,838	35,743
Sanei Architecture Planning Co. Ltd. (c)	1,671,304	18,021
Tempur Sealy International, Inc.	1,878,112	83,820
Token Corp.	238,456	12,554
Toll Brothers, Inc.	78,302	6,290
TopBuild Corp. (a)	277,187	75,930
Vistry Group PLC	10,253,062	103,885
ZAGG, Inc. rights (a)(e)	448,847	0
		929,852
Leisure Products - 0.0%
Miroku Corp.	67,329	770
Specialty Retail - 6.6%
Academy Sports & Outdoors, Inc.	102,811	6,147
Arcland Sakamoto Co. Ltd.	162,282	1,867
AutoZone, Inc. (a)	272,340	675,872
Best Buy Co., Inc.	431,714	35,854
BMTC Group, Inc. (c)	3,292,049	40,069
Buffalo Co. Ltd.	89,194	869
Dick's Sporting Goods, Inc.	294,815	41,569
Enigmo, Inc.	1,241,250	3,420
Foot Locker, Inc. (b)	4,417,735	118,705
Formosa Optical Technology Co. Ltd.	1,002,000	2,823
Fuji Corp.	516,112	6,338
Goldlion Holdings Ltd.	27,523,248	4,058
Hamee Corp.	621,288	4,494
Handsman Co. Ltd.	417,508	3,123
IA Group Corp. (c)	126,753	3,243
International Housewares Retail Co. Ltd.	3,166,704	1,072
JD Sports Fashion PLC	41,965,544	84,932
Jumbo SA (c)	9,374,926	279,752
Kid ASA (d)	51,529	414
Ku Holdings Co. Ltd.	1,322,381	11,480
Leon's Furniture Ltd.	307,836	5,185
Maisons du Monde SA (d)	146,542	1,537
Mr. Bricolage SA (a)	824,432	7,850
Nafco Co. Ltd. (c)	1,858,614	24,640
Papyless Co. Ltd.	99,238	617
Pets At Home Group PLC	1,926,132	9,700
Ross Stores, Inc.	2,415,040	276,860
Sally Beauty Holdings, Inc. (a)(c)	8,286,636	99,191
Sportsman's Warehouse Holdings, Inc. (a)	415,173	2,616
Syuppin Co. Ltd.	298,293	2,283
Valvoline, Inc.	86,207	3,273
WH Smith PLC	1,292,621	24,767
Williams-Sonoma, Inc.	515,762	71,505
		1,856,125
Textiles, Apparel & Luxury Goods - 1.5%
Best Pacific International Holdings Ltd.	34,747,506	4,589
Crocs, Inc. (a)	50,000	5,418
Deckers Outdoor Corp. (a)	15,990	8,694
Embry Holdings Ltd. (a)	2,248,564	140
Gildan Activewear, Inc.	2,787,703	86,698
Handsome Co. Ltd. (c)	1,400,000	22,736
JLM Couture, Inc. (a)(c)	149,932	165
Kontoor Brands, Inc.	666,279	28,224
Levi Strauss & Co. Class A (b)	3,181,863	47,951
PVH Corp.	1,301,954	116,707
Sun Hing Vision Group Holdings Ltd. (c)	18,257,480	1,732
Texwinca Holdings Ltd.	39,699,757	6,312
Victory City International Holdings Ltd. (e)	8,385,171	312
Wolverine World Wide, Inc.	3,815,446	48,342
Youngone Corp.	250,000	11,309
Youngone Holdings Co. Ltd. (c)	752,000	45,318
		434,647
TOTAL CONSUMER DISCRETIONARY		4,509,431
CONSUMER STAPLES - 7.5%
Beverages - 1.0%
A.G. Barr PLC	1,969,444	11,917
Britvic PLC	5,709,464	63,307
Monster Beverage Corp.	3,535,913	203,280
Muhak Co. Ltd.	666,845	2,808
Spritzer Bhd	5,407,700	1,751
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	713,881	993
		284,056
Consumer Staples Distribution & Retail - 4.7%
Acomo NV	137,101	3,105
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	2,157,920	109,250
Belc Co. Ltd. (c)	1,627,519	76,992
BJ's Wholesale Club Holdings, Inc. (a)	1,535,502	101,819
Corporativo Fragua S.A.B. de CV	269,023	7,406
Cosmos Pharmaceutical Corp.	1,556,372	179,743
Create SD Holdings Co. Ltd. (c)	4,865,437	120,041
Daikokutenbussan Co. Ltd.	293,863	12,456
G-7 Holdings, Inc.	1,241,376	10,907
Genky DrugStores Co. Ltd. (c)	992,807	35,102
Halows Co. Ltd. (c)	1,465,095	38,104
MARR SpA (a)	113,187	1,760
Metro, Inc.	7,840,340	421,969
North West Co., Inc.	74,644	1,817
Performance Food Group Co. (a)	79,978	4,779
Sapporo Clinical Laboratory	23,644	180
Sprouts Farmers Market LLC (a)	3,831,750	150,396
Tsuruha Holdings, Inc.	149,003	11,432
YAKUODO Holdings Co. Ltd.	155,485	2,763
Yaoko Co. Ltd.	719,763	37,930
		1,327,951
Food Products - 1.4%
Armanino Foods of Distinction	425,197	1,799
Axyz Co. Ltd.	21,615	460
Carr's Group PLC (c)	5,930,413	11,074
Century Pacific Food, Inc.	18,330,291	8,678
Food Empire Holdings Ltd. (c)	30,410,073	24,699
Fresh Del Monte Produce, Inc. (c)	2,411,314	64,093
Inghams Group Ltd.	7,383,763	13,887
Ingredion, Inc.	269,216	29,953
Kaveri Seed Co. Ltd.	500,714	3,548
Kri Kri Milk Industry SA	98,015	938
Nomad Foods Ltd. (a)	523,358	9,305
Origin Enterprises PLC	3,016,389	10,613
Ottogi Corp.	127,738	35,641
Pacific Andes International Holdings Ltd. (a)(e)	106,294,500	0
Pacific Andes Resources Development Ltd. (a)(e)	206,719,651	2
Pickles Holdings Co. Ltd.	354,105	3,111
Prima Meat Packers Ltd.	100,565	1,567
Rocky Mountain Chocolate Factory, Inc. (a)(c)	450,114	2,665
S Foods, Inc.	799,255	18,821
Seaboard Corp.	38,728	139,614
Sunjin Co. Ltd. (c)	2,300,055	14,707
Sunjuice Holdings Co. Ltd.	240,000	2,279
		397,454
Household Products - 0.0%
Transaction Co. Ltd.	396,189	4,929
Personal Care Products - 0.3%
Hengan International Group Co. Ltd.	8,787,160	36,111
Sarantis SA (c)	3,951,977	33,067
TCI Co. Ltd.	400,000	2,185
		71,363
Tobacco - 0.1%
KT&G Corp.	134,000	8,663
Scandinavian Tobacco Group A/S (d)	695,266	12,085
		20,748
TOTAL CONSUMER STAPLES		2,106,501
ENERGY - 9.4%
Energy Equipment & Services - 0.5%
Championx Corp.	245,554	8,742
Helix Energy Solutions Group, Inc. (a)(b)	646,074	6,202
John Wood Group PLC (a)	12,140,802	23,029
Liberty Oilfield Services, Inc. Class A	4,889,206	80,525
PHX Energy Services Corp.	1,191,720	6,371
Total Energy Services, Inc.	1,760,555	13,672
		138,541
Oil, Gas & Consumable Fuels - 8.9%
Adams Resources & Energy, Inc. (c)	151,558	5,248
Antero Resources Corp. (a)	5,958,315	159,385
APA Corp.	9,882	400
Beach Energy Ltd.	8,935,011	9,693
Berry Corp. (c)	4,429,714	34,552
Bonterra Energy Corp. (a)	575,984	2,970
Callon Petroleum Co. (a)(b)	1,390,011	52,209
Cenovus Energy, Inc. (Canada)	10,601,786	201,640
China Petroleum & Chemical Corp. (H Shares)	85,852,869	47,886
Chord Energy Corp. (c)	1,505,739	236,160
Chord Energy Corp.:
warrants 9/1/24 (a)(c)	328,232	7,825
warrants 9/1/25 (a)(c)	164,165	2,505
Civitas Resources, Inc. (b)(c)	2,884,187	215,910
CNX Resources Corp. (a)(b)	1,618,442	33,016
Diamondback Energy, Inc.	481,492	70,933
Energy Transfer LP	704,881	9,368
Enterprise Products Partners LP	1,617,499	42,880
Exxon Mobil Corp.	56,800	6,091
Hankook Shell Oil Co. Ltd.	25,958	4,469
INPEX Corp.	99,237	1,278
Iwatani Corp.	97,976	5,226
Marathon Oil Corp.	5,478,124	143,910
Mi Chang Oil Industrial Co. Ltd. (c)	173,900	8,969
Murphy Oil Corp.	27,700	1,199
NACCO Industries, Inc. Class A	392,727	14,527
Northern Oil & Gas, Inc.	397,468	15,648
Oil & Natural Gas Corp. Ltd.	43,622,493	93,912
Oil India Ltd.	13,091,000	43,886
Ovintiv, Inc. (b)	6,596,686	304,041
Parkland Corp.	529,500	14,460
Petronet LNG Ltd.	14,000,000	39,758
Range Resources Corp.	6,024,798	189,359
SilverBow Resources, Inc. (a)	719,489	25,765
Southwestern Energy Co. (a)(b)	13,202,598	85,553
Star Petroleum Refining PCL (For. Reg.)	7,448,111	1,908
TotalEnergies SE sponsored ADR	6,051,063	368,207
Unit Corp. warrants 9/3/27 (a)	192,619	819
Vital Energy, Inc. (a)(b)	35,711	1,885
		2,503,450
TOTAL ENERGY		2,641,991
FINANCIALS - 12.5%
Banks - 4.4%
ACNB Corp.	377,158	13,087
Associated Banc-Corp.	3,677,316	69,685
Bar Harbor Bankshares	668,043	18,244
C & F Financial Corp.	29,354	1,651
Cadence Bank	2,638,168	66,086
Camden National Corp.	338,132	11,693
Central Pacific Financial Corp.	232,000	4,232
Citizens Financial Services, Inc. (b)	20,045	1,413
Community Trust Bancorp, Inc.	67,658	2,597
East West Bancorp, Inc.	446,937	27,804
First Bancorp, Puerto Rico	2,770,856	41,147
First Foundation, Inc.	27,657	202
First of Long Island Corp. (c)	1,230,530	17,154
FNB Corp., Pennsylvania	4,405,282	56,344
Intercorp Financial Services, Inc.	622,843	15,285
Meridian Corp.	198,574	2,363
Nicolet Bankshares, Inc.	119,867	10,027
Oak Valley Bancorp Oakdale California (b)	114,716	3,142
OFG Bancorp	104,253	3,491
Plumas Bancorp	198,609	7,186
QCR Holdings, Inc.	347,824	17,819
Southern Missouri Bancorp, Inc.	208,696	10,032
Sparebank 1 Sr Bank ASA (primary capital certificate)	1,127,264	14,559
Sparebanken Nord-Norge	1,956,073	18,625
Synovus Financial Corp.	3,343,718	113,352
The First Bancorp, Inc.	176,337	4,654
Trico Bancshares	27	1
U.S. Bancorp	99,276	3,939
United Community Bank, Inc.	2,553,012	74,216
Unity Bancorp, Inc.	109,225	2,897
Washington Trust Bancorp, Inc.	665,112	21,323
Webster Financial Corp.	1,225,942	58,012
Wells Fargo & Co.	10,078,751	465,235
West Bancorp., Inc.	656,466	13,169
Wintrust Financial Corp.	711,600	60,031
		1,250,697
Capital Markets - 1.8%
Azimut Holding SpA	117,530	2,776
Banca Generali SpA	324,854	12,173
Bank of New York Mellon Corp.	109,970	4,988
Federated Hermes, Inc.	2,314,596	78,303
Lazard Ltd. Class A	2,687,993	94,349
LPL Financial	276,162	63,341
PJT Partners, Inc.	6,087	483
Rathbone Brothers PLC	561,877	12,980
Raymond James Financial, Inc.	1,532,564	168,689
SEI Investments Co. (b)	33,586	2,116
Stifel Financial Corp.	470,400	29,889
T. Rowe Price Group, Inc.	10,024	1,236
Van Lanschot Kempen NV (Bearer)	1,017,480	33,338
		504,661
Consumer Finance - 1.0%
Aeon Credit Service (Asia) Co. Ltd.	14,043,826	9,976
Cash Converters International Ltd.	3,936,657	582
Discover Financial Services	2,195,519	231,737
OneMain Holdings, Inc.	658,158	29,933
		272,228
Financial Services - 1.2%
ASAX Co. Ltd.	109,085	495
Enact Holdings, Inc.	2,705,690	73,595
Essent Group Ltd.	848,441	42,083
Far East Horizon Ltd.	992,739	745
Federal Agricultural Mortgage Corp.:
Class A (multi-vtg.)	4,898	647
Class C (non-vtg.)	253,919	40,817
FleetCor Technologies, Inc. (a)	404,194	100,608
Fuyo General Lease Co. Ltd.	129,153	10,649
Nice Information & Telecom, Inc.	433,187	7,849
Tokyo Century Corp.	149,643	5,850
Zenkoku Hosho Co. Ltd.	1,543,202	54,118
		337,456
Insurance - 4.1%
American Financial Group, Inc.	482,300	58,653
ASR Nederland NV	1,886,912	85,663
Db Insurance Co. Ltd.	702,827	41,530
Direct Line Insurance Group PLC	47,486,354	91,687
First American Financial Corp.	657,445	41,669
Hartford Financial Services Group, Inc.	113,269	8,142
Hiscox Ltd.	297,884	4,125
National Western Life Group, Inc.	100,820	42,513
NN Group NV	629,295	24,134
Primerica, Inc.	326,508	69,448
Qualitas Controladora S.A.B. de CV	825,075	6,072
Reinsurance Group of America, Inc.	1,757,751	246,700
Selective Insurance Group, Inc.	913,167	94,230
Talanx AG (b)	807,057	49,426
The Travelers Companies, Inc.	25,993	4,487
Unum Group	5,735,427	278,799
		1,147,278
TOTAL FINANCIALS		3,512,320
HEALTH CARE - 12.7%
Biotechnology - 1.0%
Amgen, Inc.	627,727	146,982
Cell Biotech Co. Ltd. (c)	518,100	4,598
Essex Bio-Technology Ltd.	11,908,975	4,993
Exelixis, Inc. (a)	180,000	3,548
Gilead Sciences, Inc.	1,067,098	81,249
Regeneron Pharmaceuticals, Inc. (a)	3,000	2,226
United Therapeutics Corp. (a)	125,146	30,375
		273,971
Health Care Equipment & Supplies - 0.7%
Arts Optical International Holdings Ltd.	9,175,936	953
Embecta Corp.	1,593,142	33,998
Envista Holdings Corp. (a)	21,394	736
Fukuda Denshi Co. Ltd.	1,629,579	51,660
Hoshi Iryo-Sanki Co. Ltd. (c)	203,614	6,033
I-Sens, Inc.	650,000	16,559
InBody Co. Ltd. (c)	741,922	16,288
Medikit Co. Ltd.	40,072	711
Nakanishi, Inc.	392,885	9,044
Prim SA (c)	1,350,995	16,340
St. Shine Optical Co. Ltd.	1,622,856	11,133
Techno Medica Co. Ltd.	37,333	558
Utah Medical Products, Inc. (c)	214,675	21,109
Value Added Technology Co. Ltd.	436,553	12,180
Vieworks Co. Ltd.	394,258	9,951
		207,253
Health Care Providers & Services - 9.2%
Centene Corp. (a)	2,453,583	167,064
Ci Medical Co. Ltd.	98,523	2,884
Cigna Group	930,350	274,546
DVx, Inc.	136,232	816
Elevance Health, Inc.	1,078,058	508,444
Henry Schein, Inc. (a)	27,215	2,144
Hi-Clearance, Inc.	1,660,459	7,489
Humana, Inc.	357,218	163,188
Laboratory Corp. of America Holdings	487,035	104,191
Quest Diagnostics, Inc.	420,540	56,861
Select Medical Holdings Corp.	255,484	7,667
Shanghai Pharmaceuticals Holding Co. Ltd. (H Shares)	9,923	18
Ship Healthcare Holdings, Inc.	68,887	1,115
Sinopharm Group Co. Ltd. (H Shares)	42,963,344	134,693
UnitedHealth Group, Inc.	1,418,311	718,177
Universal Health Services, Inc. Class B	2,960,278	411,360
WIN-Partners Co. Ltd. (c)	2,092,891	16,006
		2,576,663
Health Care Technology - 0.0%
Software Service, Inc.	49,618	3,585
Life Sciences Tools & Services - 0.4%
ICON PLC (a)	498,703	125,379
Pharmaceuticals - 1.4%
Bliss Gvs Pharma Ltd.	1,989,000	2,410
China Medical System Holdings Ltd.	9,928,129	16,677
Consun Pharmaceutical Group Ltd.	3,971,398	2,903
Daewon Pharmaceutical Co. Ltd. (c)	2,142,922	25,677
Dai Han Pharmaceutical Co. Ltd.	297,037	6,219
Daito Pharmaceutical Co. Ltd. (c)	1,022,111	16,812
Dawnrays Pharmaceutical Holdings Ltd.	64,530,258	10,095
DongKook Pharmaceutical Co. Ltd. (c)	2,471,150	26,400
Faes Farma SA	3,050,233	10,564
Fuji Pharma Co. Ltd.	621,444	5,102
Genomma Lab Internacional SA de CV	2,472,896	2,217
Granules India Ltd.	145,164	571
Huons Co. Ltd. (c)	853,834	21,618
Hypera SA	419,700	3,840
Jazz Pharmaceuticals PLC (a)	213,311	27,820
Kaken Pharmaceutical Co. Ltd.	34,335	855
Korea United Pharm, Inc.	40,010	852
Kwang Dong Pharmaceutical Co. Ltd. (c)	4,164,491	20,990
Lee's Pharmaceutical Holdings Ltd.	21,406,496	3,980
Luye Pharma Group Ltd. (a)(b)(d)	987,194	461
Nippon Chemiphar Co. Ltd.	81,787	1,068
Recordati SpA	623,619	32,192
Samjin Pharmaceutical Co. Ltd.	1,600	28
Sanofi SA	1,235,327	131,790
Sanofi SA sponsored ADR	111,800	5,967
Syngen Biotech Co. Ltd.	357,700	1,937
Whanin Pharmaceutical Co. Ltd. (c)	1,512,963	16,151
		395,196
TOTAL HEALTH CARE		3,582,047
INDUSTRIALS - 16.0%
Aerospace & Defense - 0.5%
Cadre Holdings, Inc.	893,313	20,787
Huntington Ingalls Industries, Inc.	401,120	92,125
Leonardo DRS, Inc. (a)	432,855	7,224
Rheinmetall AG	27,271	7,718
V2X, Inc. (a)	399,660	20,567
		148,421
Air Freight & Logistics - 0.4%
AIT Corp.	161,306	2,111
Compania de Distribucion Integral Logista Holdings SA	1,047,047	29,149
Hamakyorex Co. Ltd. (c)	1,238,192	34,161
SENKO Co. Ltd.	496,657	3,592
Sinotrans Ltd. (H Shares)	29,783,111	11,953
Trancom Co. Ltd. (c)	819,245	40,598
		121,564
Building Products - 1.2%
Builders FirstSource, Inc. (a)	987,804	142,669
Hayward Holdings, Inc. (a)(b)	8,697,347	116,197
Kondotec, Inc. (c)	1,591,426	13,513
Masonite International Corp. (a)	451,289	47,182
Nihon Dengi Co. Ltd.	307,804	9,779
Nihon Flush Co. Ltd.	1,241,409	8,456
Owens Corning	35,775	5,008
Sekisui Jushi Corp.	129,754	2,036
		344,840
Commercial Services & Supplies - 0.9%
Aeon Delight Co. Ltd.	200,821	4,156
AJIS Co. Ltd. (c)	855,203	14,379
Calian Group Ltd.	73,752	3,548
Civeo Corp. (a)(c)	781,946	15,279
CoreCivic, Inc. (a)	4,269,328	41,412
CTS Co. Ltd.	4,889	26
Fursys, Inc. (c)	900,000	21,272
Lion Rock Group Ltd.	18,415,809	2,763
Mears Group PLC	961,885	3,376
Mitie Group PLC	39,882,580	52,105
Pilot Corp.	4,965	163
Prosegur Compania de Seguridad SA (Reg.)	297,765	549
S1 Corp.	10,000	401
The GEO Group, Inc. (a)	2,153,546	16,087
VSE Corp. (c)	1,156,960	62,187
		237,703
Construction & Engineering - 1.2%
Boustead Singapore Ltd.	5,758,206	3,854
Bowman Consulting Group Ltd. (a)	96,766	3,353
Br Holding Corp.	61,104	173
Dai-Dan Co. Ltd.	99,338	2,077
Daiichi Kensetsu Corp.	992,867	10,838
EMCOR Group, Inc.	860,154	184,968
Fuji Furukawa Engineering & Construction Co. Ltd.	15,068	452
Geumhwa PSC Co. Ltd. (c)	360,000	8,467
Kyeryong Construction Industrial Co. Ltd.	196,880	2,365
Meisei Industrial Co. Ltd.	1,141,716	7,873
Mirait One Corp.	383,491	4,919
Nippon Rietec Co. Ltd.	993,250	9,935
Primoris Services Corp.	1,340,267	42,567
Raiznext Corp. (c)	3,127,290	32,006
Shinnihon Corp.	1,738,188	15,480
Sinopec Engineering Group Co. Ltd. (H Shares)	98,527	44
United Integrated Services Co.	300,800	2,107
		331,478
Electrical Equipment - 1.3%
Acuity Brands, Inc.	712,990	117,814
Aichi Electric Co. Ltd. (c)	485,318	12,622
AQ Group AB	755,219	32,106
Chiyoda Integre Co. Ltd.	269,204	4,644
GrafTech International Ltd. (b)(c)	17,830,495	94,145
Hammond Power Solutions, Inc. Class A	433,192	19,215
Korea Electric Terminal Co. Ltd.	437,401	19,787
nVent Electric PLC	516,300	27,302
Sensata Technologies, Inc. PLC	297,744	12,580
Servotronics, Inc. (a)	109,151	1,220
TKH Group NV (bearer) (depositary receipt)	622,843	32,501
Vitzrocell Co. Ltd.	140,000	2,190
		376,126
Ground Transportation - 0.5%
Alps Logistics Co. Ltd. (c)	2,282,766	25,224
Chilled & Frozen Logistics Holdings Co. Ltd.	786,722	7,289
NANSO Transport Co. Ltd.	82,412	812
Sakai Moving Service Co. Ltd. (c)	1,281,906	48,117
Stef SA	211,241	25,595
Universal Logistics Holdings, Inc.	1,264,888	39,325
		146,362
Industrial Conglomerates - 0.5%
DCC PLC (United Kingdom)	1,671,639	96,774
Mytilineos SA	595,803	24,802
Reunert Ltd.	1,028,421	3,457
		125,033
Machinery - 3.8%
Aalberts Industries NV	5,220,088	235,491
AGCO Corp.	35,900	4,778
Allison Transmission Holdings, Inc.	72,500	4,255
ASL Marine Holdings Ltd. (a)(c)	41,832,794	1,762
Beijer Alma AB (B Shares)	1,447,656	26,488
Crane Co.	1,836,741	172,084
Crane Nxt Co.	1,680,593	99,407
Daiwa Industries Ltd.	844,699	8,586
EnPro Industries, Inc.	373,898	51,890
ESAB Corp.	838,037	57,573
Estic Corp.	372,370	2,578
Foremost Income Fund (a)	2,141,103	10,010
Haitian International Holdings Ltd.	6,651,678	16,563
Hillenbrand, Inc.	2,513,914	130,573
Hosokawa Micron Corp.	109,260	2,711
Hy-Lok Corp.	102,000	2,199
Hyster-Yale Materials Handling, Inc.:
Class A (c)	198,387	9,475
Class B (a)(c)	310,000	14,806
ITT, Inc.	655,451	65,283
JOST Werke AG (d)	74,974	4,369
Kyowakogyosyo Co. Ltd.	23,300	680
Luxfer Holdings PLC sponsored	774,461	9,805
Maruzen Co. Ltd. (c)	1,444,990	21,492
Miller Industries, Inc.	287,240	10,898
Mincon Group PLC	2,068,599	2,138
Mitsui Engineering & Shipbuilding Co.	2,979,104	9,989
Nadex Co. Ltd. (c)	762,471	5,837
Proto Labs, Inc. (a)	156,050	5,173
Semperit AG Holding (b)	367,361	8,220
Shinwa Co. Ltd.	87,138	1,373
SIMPAC, Inc.	1,183,000	4,398
Stabilus Se	24,570	1,401
Takamatsu Machinery Co. Ltd.	347,817	1,369
Takeuchi Manufacturing Co. Ltd.	446,787	13,960
TK Group Holdings Ltd.	7,978,410	1,504
Tocalo Co. Ltd.	2,843,197	28,859
Trinity Industrial Corp.	811,240	5,286
Yamada Corp.	54,681	1,307
		1,054,570
Marine Transportation - 0.0%
Eagle Bulk Shipping, Inc. (b)	102,436	4,732
Japan Transcity Corp.	101,643	457
Tokyo Kisen Co. Ltd. (c)	544,940	2,375
		7,564
Passenger Airlines - 0.1%
Jet2 PLC	1,470,570	21,213
Professional Services - 3.1%
ABIST Co. Ltd.	72,614	1,702
Altech Corp.	333,406	6,621
Artner Co. Ltd.	245,258	3,151
Barrett Business Services, Inc.	74,501	6,759
CACI International, Inc. Class A (a)	326,606	114,456
Careerlink Co. Ltd.	48,928	1,014
Concentrix Corp.	1,671,465	139,133
Creek & River Co. Ltd.	9,966	142
E-Credible Co. Ltd.	250,349	2,780
eClerx Services Ltd.	136,406	2,852
en japan, Inc.	248,253	4,898
FTI Consulting, Inc. (a)	1,975	346
Gakujo Co. Ltd.	273,495	3,747
Genpact Ltd.	3,205,941	115,702
Hito Communications Holdings, Inc.	180,072	1,958
HRnetgroup Ltd.	4,574,884	2,511
IFIS Japan Ltd.	176,209	753
JAC Recruitment Co. Ltd.	99,268	1,968
KBR, Inc.	2,294,917	141,114
Maximus, Inc.	1,476,970	123,711
Open Up Group, Inc.	97,944	1,533
Outsourcing, Inc.	347,535	3,543
Persol Holdings Co. Ltd.	154,183	3,043
Quick Co. Ltd. (c)	1,045,336	17,892
Robert Half, Inc.	9,923	736
Science Applications International Corp.	536,577	65,108
SS&C Technologies Holdings, Inc.	4,965	289
Synergie SA	132,308	4,793
Verra Mobility Corp. (a)	2,316,700	48,628
WDB Holdings Co. Ltd.	655,723	9,688
Will Group, Inc.	1,106,779	8,760
World Holdings Co. Ltd. (c)	1,011,738	18,967
		858,298
Trading Companies & Distributors - 2.4%
AddTech AB (B Shares)	25,239	470
Alconix Corp. (c)	2,357,030	23,775
Alligo AB (B Shares)	241,319	2,609
Beacon Roofing Supply, Inc. (a)	909,288	77,899
Bossard Holding AG	4,617	1,077
Chori Co. Ltd. (c)	1,414,738	29,117
Core & Main, Inc. (a)(b)	2,426,464	76,701
Ferguson PLC (b)	634,644	102,571
Global Industrial Co.	10,500	299
Goodfellow, Inc. (c)	680,689	7,222
Green Cross Co. Ltd. (c)	489,691	3,542
Hanwa Co. Ltd.	99,999	3,413
Itochu Corp.	3,914,262	158,205
Kamei Corp.	1,256,634	13,152
KS Energy Services Ltd. (a)(e)	12,890,776	126
Lumax International Corp. Ltd.	2,201,510	5,650
Mitani Shoji Co. Ltd.	2,789,684	27,100
Momentum Group Komponenter & Tjanster AB	1,587,832	16,140
Parker Corp. (c)	2,124,571	11,036
Rasa Corp.	160,766	1,719
Richelieu Hardware Ltd.	694,508	23,185
Sanyo Trading Co. Ltd.	131,495	1,260
Senshu Electric Co. Ltd. (c)	1,380,439	38,862
Totech Corp. (c)	894,030	33,307
Univar Solutions, Inc. (a)	104,292	3,769
Yamazen Co. Ltd.	129,057	1,096
Yuasa Trading Co. Ltd.	362,948	11,608
		674,910
Transportation Infrastructure - 0.1%
Anhui Expressway Co. Ltd. (H Shares)	12,334,257	12,431
Daito Koun Co. Ltd.	19,716	100
Isewan Terminal Service Co. Ltd.	1,365,282	6,938
Meiko Transportation Co. Ltd.	810,341	6,926
Qingdao Port International Co. Ltd. (H Shares) (d)	16,381,497	8,675
		35,070
TOTAL INDUSTRIALS		4,483,152
INFORMATION TECHNOLOGY - 14.3%
Electronic Equipment, Instruments & Components - 5.8%
Advanced Energy Industries, Inc.	959,386	120,096
CDW Corp.	738,822	138,211
Daido Signal Co. Ltd.	73,458	223
Daiwabo Holdings Co. Ltd.	1,382,597	26,735
Dexerials Corp.	688,658	15,587
Dustin Group AB (a)(d)	298,126	777
Elematec Corp.	1,485,050	18,622
Flex Ltd. (a)	2,671,442	73,091
FLEXium Interconnect, Inc.	600,000	1,770
Hon Hai Precision Industry Co. Ltd. (Foxconn)	31,404,012	108,217
IDIS Holdings Co. Ltd. (c)	800,000	7,513
Insight Enterprises, Inc. (a)	743,866	109,118
Jabil, Inc.	1,246,624	137,964
Kingboard Chemical Holdings Ltd. (c)	67,843,200	187,900
Makus, Inc.	686,027	7,012
Maruwa Ceramic Co. Ltd.	66,556	11,036
Methode Electronics, Inc. Class A	1,585,459	53,335
Nippo Ltd. (c)	635,396	4,873
PAX Global Technology Ltd.	44,774,374	36,284
Redington (India) Ltd.	29,256,820	64,142
SAMT Co. Ltd.	100,000	223
Shibaura Electronics Co. Ltd.	372,187	18,732
Simplo Technology Co. Ltd.	6,990,000	68,266
Sunny Optical Technology Group Co. Ltd.	99,328	962
TD SYNNEX Corp.	2,303,853	227,413
Test Research, Inc.	150,000	291
Thinking Electronic Industries Co. Ltd.	4,124,000	20,957
Tomen Devices Corp. (c)	421,999	14,861
Tripod Technology Corp.	3,548,000	19,044
Vontier Corp.	2,494,119	77,143
VSTECS Holdings Ltd. (c)	111,679,890	56,564
		1,626,962
IT Services - 2.9%
ALTEN	119,208	17,170
Amdocs Ltd.	2,771,607	259,533
Argo Graphics, Inc.	730,622	17,975
Asahi Intelligence Service Co.	38,989	340
Avant Group Corp.	227,623	2,418
CDS Co. Ltd. (c)	391,566	4,836
Cognizant Technology Solutions Corp. Class A	2,100,631	138,705
CSE Global Ltd. (c)	40,065,622	14,462
Densan System Holdings Co. Ltd.	40,941	944
Dimerco Data System Corp.	994,799	3,191
DTS Corp.	586,937	13,842
Econocom Group SA	4,568,868	13,187
Estore Corp.	174,388	1,560
Future Corp.	379,366	4,131
Gabia, Inc. (c)	900,000	8,502
Himacs Ltd.	27,786	280
Indra Sistemas SA (b)	8,280,596	120,362
Information Planning Co.	124,439	2,503
Know IT AB	372,782	5,270
Metaage Corp.	1,927,000	4,419
Neurones	71,334	2,969
Pole To Win Holdings, Inc.	260,009	1,230
Societe Pour L'Informatique Industrielle SA (c)	1,514,091	88,564
Softcat PLC	30	1
Softcreate Co. Ltd.	923,281	11,026
Sopra Steria Group	352,976	76,727
TDC Soft, Inc.	521,864	7,135
		821,282
Semiconductors & Semiconductor Equipment - 2.4%
ASMPT Ltd.	3,424,365	33,304
Japan Material Co. Ltd.	97,997	1,730
Machvision, Inc.	209,000	1,470
Melexis NV	98,413	10,593
Micron Technology, Inc.	1,606,932	114,719
MKS Instruments, Inc.	1,523,017	166,268
Novatek Microelectronics Corp.	100,000	1,347
Parade Technologies Ltd.	936,000	27,349
Powertech Technology, Inc.	10,000,000	35,095
Renesas Electronics Corp. (a)	4,231,545	81,643
Skyworks Solutions, Inc.	874,735	100,043
Systems Technology, Inc.	150,100	3,354
Taiwan Semiconductor Manufacturing Co. Ltd.	3,701,000	66,705
Topco Scientific Co. Ltd.	7,819,593	44,579
		688,199
Software - 1.0%
ANSYS, Inc. (a)	459,417	157,167
Check Point Software Technologies Ltd. (a)	5,022	664
Cresco Ltd.	701,253	10,213
Enghouse Systems Ltd.	24,725	560
Focus Systems Corp.	54,446	395
Fukui Computer Holdings, Inc.	198,556	3,658
Hecto Innovation Co. Ltd.	500,074	5,158
InfoVine Co. Ltd.	10,554	164
Justsystems Corp.	99,237	2,821
KSK Co., Ltd. (c)	539,125	9,417
NetGem SA	523,861	636
NSW, Inc.	173,764	3,033
Open Text Corp.	1,058,200	45,453
Pro-Ship, Inc.	597,699	5,743
System Information Co. Ltd.	203,044	1,046
System Research Co. Ltd.	136,346	2,460
VMware, Inc. Class A (a)	248,113	39,110
		287,698
Technology Hardware, Storage & Peripherals - 2.2%
Chenbro Micom Co. Ltd.	831,000	5,358
Dell Technologies, Inc.	2,476,053	131,033
Elecom Co. Ltd.	546,192	5,874
MCJ Co. Ltd.	2,671,714	21,184
Samsung Electronics Co. Ltd.	1,884,000	102,920
Seagate Technology Holdings PLC	5,049,659	320,653
TSC Auto ID Technology Corp. (c)	2,314,000	20,945
		607,967
TOTAL INFORMATION TECHNOLOGY		4,032,108
MATERIALS - 5.7%
Chemicals - 3.3%
Axalta Coating Systems Ltd. (a)	2,939,466	94,063
C. Uyemura & Co. Ltd.	744,630	49,201
Celanese Corp. Class A	671,166	84,158
Chase Corp. (c)	622,378	78,351
Daishin-Chemical Co. Ltd.	187,139	1,597
EcoGreen International Group Ltd. (a)(c)(e)	52,586,007	10,249
Element Solutions, Inc.	3,580,173	75,040
FMC Corp.	943,304	90,774
Fujikura Kasei Co., Ltd. (c)	1,798,195	5,840
Gujarat Narmada Valley Fertilizers Co.	1,800,000	12,977
Gujarat State Fertilizers & Chemicals Ltd.	14,000,100	28,029
Huntsman Corp.	3,694,448	109,984
Jcu Corp.	347,544	8,257
KPX Chemical Co. Ltd.	149,242	5,157
KPX Holdings Corp.	14,496	563
LyondellBasell Industries NV Class A	1,992,819	197,010
Miwon Commercial Co. Ltd.	28,100	3,708
Muto Seiko Co. Ltd.	198,529	2,150
Scientex Bhd	100,000	79
SK Kaken Co. Ltd.	184,810	9,561
Soken Chemical & Engineer Co. Ltd.	283,713	3,827
Soulbrain Co. Ltd.	81,000	17,275
T&K Toka Co. Ltd.	1,092,300	9,144
Tronox Holdings PLC	1,968,234	26,158
Yip's Chemical Holdings Ltd.	22,334,268	5,613
		928,765
Construction Materials - 0.6%
Buzzi SpA	397,360	11,289
Eagle Materials, Inc.	331,040	61,034
GCC S.A.B. de CV	334,774	3,252
Mitani Sekisan Co. Ltd.	928,261	31,450
RHI Magnesita NV	200,287	7,680
Vertex Corp.	29,947	328
West China Cement Ltd.	4,952,555	508
Wienerberger AG	1,373,435	45,031
		160,572
Containers & Packaging - 0.7%
Chuoh Pack Industry Co. Ltd. (c)	406,131	3,714
Corticeira Amorim SGPS SA	1,398,948	15,843
Kohsoku Corp. (c)	1,638,487	24,624
Mayr-Melnhof Karton AG	185,297	28,278
Packaging Corp. of America	570,606	87,502
Silgan Holdings, Inc.	219,671	9,633
The Pack Corp. (c)	1,275,771	29,772
		199,366
Metals & Mining - 0.5%
Boliden AB	149,000	4,389
CI Resources Ltd.	427,612	310
CK-SAN-ETSU Co. Ltd.	28,746	865
Commercial Metals Co.	129,465	7,408
Hill & Smith Holdings PLC	506,806	10,263
Mount Gibson Iron Ltd. (a)	18,520,194	5,847
Pacific Metals Co. Ltd. (a)	620,618	7,246
Tohoku Steel Co. Ltd. (c)	599,315	7,604
Tokyo Tekko Co. Ltd. (c)	737,979	17,974
Warrior Metropolitan Coal, Inc.	1,524,207	67,446
Webco Industries, Inc. (a)	7,274	1,171
		130,523
Paper & Forest Products - 0.6%
Stella-Jones, Inc.	2,260,714	114,797
Sylvamo Corp.	1,397,653	68,583
Western Forest Products, Inc.	1,655,577	1,293
		184,673
TOTAL MATERIALS		1,603,899
REAL ESTATE - 0.7%
Real Estate Management & Development - 0.7%
Anabuki Kosan, Inc.	169,149	2,587
Jones Lang LaSalle, Inc. (a)	675,791	112,553
LSL Property Services PLC	1,233,487	4,274
Real Matters, Inc. (a)	2,772,495	14,613
Relo Group, Inc.	195,478	2,696
Robinsons Land Corp.	22,920,054	6,260
Savills PLC	2,352,149	29,401
Selvaag Bolig ASA	509,989	1,615
Servcorp Ltd.	911,482	1,806
Tejon Ranch Co. (a)	413,846	7,288
		183,093
UTILITIES - 1.7%
Electric Utilities - 1.5%
PG&E Corp. (a)	22,827,270	401,988
Power Grid Corp. of India Ltd.	50,000	162
Southern Co.	100,000	7,234
		409,384
Gas Utilities - 0.1%
China Resource Gas Group Ltd.	3,971,458	13,698
GAIL India Ltd.	5,000,934	7,242
KyungDong City Gas Co. Ltd.	209,461	3,170
		24,110
Independent Power and Renewable Electricity Producers - 0.1%
Mega First Corp. Bhd	32,943,659	24,184
Vistra Corp.	169,000	4,742
		28,926
TOTAL UTILITIES		462,420
TOTAL COMMON STOCKS (Cost $18,045,640)		27,518,980

Nonconvertible Bonds - 0.0%
	Principal Amount (f) (000s)	Value ($) (000s)
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Bristow Group, Inc. 6.25% (e)(g) (Cost $0)	9,933	0

Money Market Funds - 3.4%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.32% (h)	620,192,122	620,316
Fidelity Securities Lending Cash Central Fund 5.32% (h)(i)	341,363,672	341,398
TOTAL MONEY MARKET FUNDS (Cost $961,682)		961,714

TOTAL INVESTMENT IN SECURITIES - 101.3% (Cost $19,007,322)	28,480,694
NET OTHER ASSETS (LIABILITIES) - (1.3)%	(354,350)
NET ASSETS - 100.0%	28,126,344

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Affiliated company
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $44,037,000 or 0.2% of net assets.

(e)	Level 3 security
(f)	Amount is stated in United States dollars unless otherwise noted.
(g)	Non-income producing - Security is in default.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.32%	1,282,478	5,696,946	6,359,108	37,754	-	-	620,316	1.5%
Fidelity Securities Lending Cash Central Fund 5.32%	212,670	2,816,994	2,688,266	966	-	-	341,398	1.2%
Total	1,495,148	8,513,940	9,047,374	38,720	-	-	961,714

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
AJIS Co. Ltd.	13,604	-	110	465	52	833	14,379
ASL Marine Holdings Ltd.	1,946	-	43	-	(480)	339	1,762
ASTI Corp.	4,005	-	44	164	25	1,799	5,785
Adams Resources & Energy, Inc.	5,885	-	721	150	93	(9)	5,248
Aichi Electric Co. Ltd.	11,754	1,373	2,916	637	197	2,214	12,622
Alconix Corp.	23,458	1	180	879	68	428	23,775
Alps Logistics Co. Ltd.	22,808	-	2,833	710	820	4,429	25,224
Alviva Holdings Ltd.	10,083	-	11	201	1,551	(605)	-
BMTC Group, Inc.	37,129	-	481	795	463	2,958	40,069
Belc Co. Ltd.	66,828	955	527	1,033	423	9,313	76,992
Belluna Co. Ltd.	35,910	43	245	824	124	(5,190)	30,642
Berry Corp.	32,314	5,628	248	7,108	181	(3,323)	34,552
Big Lots, Inc.	35,230	78	3,140	1,571	(16,674)	(2,904)	-
CDS Co. Ltd.	5,446	869	824	178	(157)	(498)	4,836
CSE Global Ltd.	13,112	245	81	804	4	1,182	14,462
Carr's Group PLC	9,233	367	71	371	17	1,528	11,074
Cell Biotech Co. Ltd.	2,885	2,131	1	153	-	(417)	4,598
Chase Corp.	45,131	16,058	1,355	490	784	17,733	78,351
Chord Energy Corp.	359,790	668	180,693	25,642	73,574	(17,179)	236,160
Chord Energy Corp. warrants 9/1/24	6,466	-	42	-	(17)	1,418	7,825
Chord Energy Corp. warrants 9/1/25	2,829	-	17	-	(3)	(304)	2,505
Chori Co. Ltd.	10,106	11,071	197	979	78	8,059	29,117
Chuoh Pack Industry Co. Ltd.	3,267	-	27	163	8	466	3,714
Civeo Corp.	25,981	238	2,882	-	(2,332)	(5,726)	15,279
Civitas Resources, Inc.	166,566	5,197	1,432	22,955	1,198	44,381	215,910
Climb Global Solutions, Inc.	8,855	209	13,510	190	9,358	(4,912)	-
Clip Corp.	1,374	-	502	72	(267)	284	-
Codorus Valley Bancorp, Inc.	14,246	-	13,069	-	3,853	(5,030)	-
Create SD Holdings Co. Ltd.	114,519	-	1,811	1,722	1,272	6,061	120,041
DVx, Inc.	4,838	-	3,240	126	1,294	(2,076)	-
Daewon Pharmaceutical Co. Ltd.	29,234	-	-	485	-	(3,557)	25,677
Daiichi Kensetsu Corp.	14,777	-	4,889	337	746	204	-
Daishin-Chemical Co. Ltd.	2,014	216	536	67	(17)	(80)	-
Daito Pharmaceutical Co. Ltd.	19,319	1,062	164	405	(11)	(3,394)	16,812
DongKook Pharmaceutical Co. Ltd.	46,410	134	7,734	371	2,119	(14,529)	26,400
EcoGreen International Group Ltd.	12,826	-	79	-	10	(2,508)	10,249
Elematec Corp.	20,032	-	8,073	1,073	2,466	4,197	-
Embecta Corp.	101,535	458	44,098	2,036	(13,396)	(10,501)	-
First Juken Co. Ltd.	11,487	-	84	405	10	(919)	10,494
First of Long Island Corp.	23,126	16	710	1,045	(178)	(5,100)	17,154
Food Empire Holdings Ltd.	13,383	-	2,027	1,007	(289)	13,632	24,699
Foot Locker, Inc.	178,733	31,895	113,730	7,801	6,211	15,596	-
Fossil Group, Inc.	24,084	-	13,323	-	(9,193)	(1,568)	-
Fresh Del Monte Produce, Inc.	134,051	453	59,586	2,551	5,038	(15,863)	64,093
Fujikura Kasei Co., Ltd.	9,508	-	2,371	227	(3,847)	2,550	5,840
Fursys, Inc.	21,867	-	1	648	-	(594)	21,272
Gabia, Inc.	8,159	-	-	41	-	343	8,502
Genky DrugStores Co. Ltd.	24,366	16	222	177	177	10,765	35,102
Geumhwa PSC Co. Ltd.	8,184	-	-	306	-	283	8,467
Goodfellow, Inc.	5,532	-	145	445	13	1,822	7,222
GrafTech International Ltd.	92,982	32,813	1,208	640	(561)	(29,881)	94,145
Green Cross Co. Ltd.	3,600	65	28	106	3	(98)	3,542
Gujarat State Fertilizers & Chemicals Ltd.	49,021	-	19,927	432	6,524	(7,589)	-
Halows Co. Ltd.	38,573	243	4,345	463	(323)	3,956	38,104
Hamakyorex Co. Ltd.	29,044	896	230	788	100	4,351	34,161
Handsome Co. Ltd.	33,441	-	-	689	-	(10,705)	22,736
Hoshi Iryo-Sanki Co. Ltd.	5,819	50	45	84	15	194	6,033
Huons Co. Ltd.	24,682	-	-	335	-	(3,064)	21,618
Hyster-Yale Materials Handling, Inc. Class A	6,915	-	65	258	28	2,597	9,475
Hyster-Yale Materials Handling, Inc. Class B	10,723	-	-	401	-	4,083	14,806
IA Group Corp.	3,367	-	24	102	(2)	(98)	3,243
IDIS Holdings Co. Ltd.	8,256	-	-	131	-	(743)	7,513
Ihara Science Corp.	18,026	58	24,228	-	15,922	(9,778)	-
InBody Co. Ltd.	13,194	766	-	143	-	2,328	16,288
Indra Sistemas SA	104,257	-	39,798	1,964	(25,003)	80,906	-
InfoVine Co. Ltd.	5,702	-	3,993	57	(709)	(836)	-
Isewan Terminal Service Co. Ltd.	6,397	624	56	291	31	(58)	-
JLM Couture, Inc.	279	-	5	-	(26)	(83)	165
Jackson Financial, Inc.	117,186	-	168,862	4,709	38,200	13,476	-
Jumbo SA	146,277	-	1,597	14,744	1,290	133,782	279,752
KSK Co., Ltd.	8,577	487	71	309	49	375	9,417
Kingboard Chemical Holdings Ltd.	198,672	1,199	1,713	9,134	1,414	(11,672)	187,900
Kohsoku Corp.	18,948	-	513	513	204	5,985	24,624
Kondotec, Inc.	12,543	-	94	364	72	992	13,513
Kwang Dong Pharmaceutical Co. Ltd.	17,440	3,533	1	273	-	18	20,990
Kyeryong Construction Industrial Co. Ltd.	12,722	-	6,419	221	(59)	(3,879)	-
Maruzen Co. Ltd.	21,605	-	1,306	729	743	450	21,492
Metro, Inc.	1,190,599	-	739,248	12,950	682,278	(711,660)	-
Mi Chang Oil Industrial Co. Ltd.	10,703	-	-	285	-	(1,734)	8,969
Motonic Corp.	13,672	-	-	541	-	705	14,377
Muhak Co. Ltd.	10,205	-	4,781	100	(5,789)	3,173	-
Murakami Corp.	14,682	-	736	469	(8)	2,652	16,590
Murphy Oil Corp.	414,742	1,149	500,091	7,387	294,187	(208,788)	-
Nadex Co. Ltd.	4,351	-	41	219	19	1,508	5,837
Nafco Co. Ltd.	22,497	22	184	704	27	2,278	24,640
Next PLC	816,407	-	394,379	16,357	263,591	(241,402)	-
Nippo Ltd.	3,943	-	284	142	(105)	1,319	4,873
Origin Enterprises PLC	35,186	-	20,913	1,481	(14,982)	11,322	-
Park-Ohio Holdings Corp.	13,261	40	12,386	361	(7,053)	6,138	-
Parker Corp.	8,812	-	77	256	42	2,259	11,036
Peyto Exploration & Development Corp.	90,032	14,149	77,955	4,497	(29,684)	3,458	-
Piolax, Inc.	33,332	-	29,227	400	21,987	(26,092)	-
Prim SA	19,177	-	321	459	31	(2,547)	16,340
Qol Holdings Co. Ltd.	24,077	1,365	25,572	493	8,423	(8,293)	-
Quick Co. Ltd.	7,576	5,482	107	444	23	4,918	17,892
Raiznext Corp.	28,619	390	254	1,525	74	3,177	32,006
Rocky Mountain Chocolate Factory, Inc.	3,072	-	23	-	2	(386)	2,665
SJM Co. Ltd.	3,603	-	42	85	(55)	672	4,178
SNT Holdings Co. Ltd.	10,669	-	-	374	-	290	10,959
Sakai Moving Service Co. Ltd.	41,224	6,244	290	738	213	726	48,117
Sally Beauty Holdings, Inc.	89,141	17,803	858	-	226	(7,121)	99,191
Sanei Architecture Planning Co. Ltd.	21,081	-	146	845	57	(2,971)	18,021
Sarantis SA	27,263	809	225	616	148	5,072	33,067
Senshu Electric Co. Ltd.	27,236	-	255	840	202	11,679	38,862
Sewon Precision Industries Co. Ltd.	1,537	-	1,063	6	681	908	-
Societe Pour L'Informatique Industrielle SA	72,814	-	1,477	520	1,262	15,965	88,564
Soken Chemical & Engineer Co. Ltd.	9,118	-	4,665	369	(4,288)	3,662	-
St. Shine Optical Co. Ltd.	27,439	330	11,225	1,248	(14,658)	9,247	-
Step Co. Ltd.	15,007	124	2,875	360	462	(1,200)	11,518
Strattec Security Corp.	7,770	-	5,324	-	(2,015)	(431)	-
Sun Hing Vision Group Holdings Ltd.	2,683	-	99	73	(301)	(551)	1,732
Sunjin Co. Ltd.	19,085	-	-	151	-	(4,378)	14,707
T&K Toka Co. Ltd.	7,929	-	826	294	64	1,977	-
TOW Co. Ltd.	8,370	-	3,409	280	1,134	(1,681)	-
TSC Auto ID Technology Corp.	10,580	2,967	-	762	-	7,398	20,945
The Pack Corp.	26,438	-	2,967	613	65	6,236	29,772
Tohoku Steel Co. Ltd.	7,008	-	60	127	34	622	7,604
Tokyo Kisen Co. Ltd.	2,962	-	814	77	(614)	841	2,375
Tokyo Tekko Co. Ltd.	6,865	72	78	546	25	11,090	17,974
Tomen Devices Corp.	20,630	-	3,399	922	899	(3,269)	14,861
Totech Corp.	23,243	120	202	965	165	9,981	33,307
Trancom Co. Ltd.	45,626	-	334	726	325	(5,019)	40,598
Unum Group	442,418	2,413	345,727	12,521	198,267	(18,572)	-
Utah Medical Products, Inc.	19,911	22	331	254	303	1,204	21,109
VSE Corp.	42,234	7,524	3,042	470	718	14,753	62,187
VSTECS Holdings Ltd.	86,171	-	595	2,425	386	(29,398)	56,564
WIN-Partners Co. Ltd.	18,125	-	2,111	794	882	(890)	16,006
Whanin Pharmaceutical Co. Ltd.	23,033	-	2,657	344	1,305	(5,530)	16,151
World Holdings Co. Ltd.	21,993	1,735	5,944	828	(1,965)	3,148	18,967
Youngone Holdings Co. Ltd.	35,400	-	10,853	1,894	4,191	16,580	45,318
Yutaka Giken Co. Ltd.	17,184	3	270	583	(198)	118	16,837
Total	6,819,208	182,878	2,982,295	206,409	1,504,261	(895,797)	3,071,138

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	402,018	402,018	-	-
Consumer Discretionary	4,509,431	4,508,954	165	312
Consumer Staples	2,106,501	2,106,499	-	2
Energy	2,641,991	2,641,991	-	-
Financials	3,512,320	3,512,320	-	-
Health Care	3,582,047	3,450,257	131,790	-
Industrials	4,483,152	4,473,016	10,010	126
Information Technology	4,032,108	3,883,760	148,348	-
Materials	1,603,899	1,593,650	-	10,249
Real Estate	183,093	183,093	-	-
Utilities	462,420	462,420	-	-

Corporate Bonds	-	-	-	-

Money Market Funds	961,714	961,714	-	-
Total Investments in Securities:	28,480,694	28,179,692	290,313	10,689
Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		July 31, 2023

Assets
Investment in securities, at value (including securities loaned of $336,047) - See accompanying schedule:
Unaffiliated issuers (cost $16,252,317)	$24,447,842
Fidelity Central Funds (cost $961,682)	961,714
Other affiliated issuers (cost $1,793,323)	3,071,138

Total Investment in Securities (cost $19,007,322)		$28,480,694
Cash		296
Foreign currency held at value (cost $7,836)		7,820
Receivable for investments sold		28,105
Receivable for fund shares sold		6,533
Dividends receivable		46,854
Distributions receivable from Fidelity Central Funds		3,414
Prepaid expenses		51
Other receivables		2,288
Total assets		28,576,055
Liabilities
Payable for investments purchased	$45,114
Payable for fund shares redeemed	31,192
Accrued management fee	18,209
Other affiliated payables	2,771
Other payables and accrued expenses	11,084
Collateral on securities loaned	341,341
Total Liabilities		449,711
Net Assets		$28,126,344
Net Assets consist of:
Paid in capital		$15,568,387
Total accumulated earnings (loss)		12,557,957
Net Assets		$28,126,344

Net Asset Value and Maximum Offering Price
Low-Priced Stock :
Net Asset Value, offering price and redemption price per share ($24,755,034 ÷ 495,962 shares)		$49.91
Class K :
Net Asset Value, offering price and redemption price per share ($3,371,310 ÷ 67,610 shares)		$49.86

Statement of Operations
Amounts in thousands		Year ended July 31, 2023
Investment Income
Dividends (including $206,409 earned from affiliated issuers)		$697,171
Interest		29
Income from Fidelity Central Funds (including $966 from security lending)		38,720
Income before foreign taxes withheld		$735,920
Less foreign taxes withheld		(37,856)
Total Income		698,064
Expenses
Management fee
Basic fee	$159,149
Performance adjustment	57,952
Transfer agent fees	31,470
Accounting fees	1,829
Custodian fees and expenses	1,376
Independent trustees' fees and expenses	143
Registration fees	185
Audit	313
Legal	38
Miscellaneous	165
Total expenses before reductions	252,620
Expense reductions	(1,394)
Total expenses after reductions		251,226
Net Investment income (loss)		446,838
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $4,987)	2,746,860
Redemptions in-kind	906,841
Affiliated issuers	1,504,261
Foreign currency transactions	(1,673)
Total net realized gain (loss)		5,156,289
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $4,228)	(1,892,517)
Affiliated issuers	(895,797)
Assets and liabilities in foreign currencies	(220)
Total change in net unrealized appreciation (depreciation)		(2,788,534)
Net gain (loss)		2,367,755
Net increase (decrease) in net assets resulting from operations		$2,814,593
Statement of Changes in Net Assets

Amount in thousands	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$446,838	$446,146
Net realized gain (loss)	5,156,289	3,185,349
Change in net unrealized appreciation (depreciation)	(2,788,534)	(4,865,790)
Net increase (decrease) in net assets resulting from operations	2,814,593	(1,234,295)
Distributions to shareholders	(2,504,391)	(3,782,854)

Share transactions - net increase (decrease)	(543,038)	(301,230)
Total increase (decrease) in net assets	(232,836)	(5,318,379)

Net Assets
Beginning of period	28,359,180	33,677,559
End of period	$28,126,344	$28,359,180

Fidelity® Low-Priced Stock Fund

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$49.42	$58.05	$44.78	$49.03	$55.65
Income from Investment Operations
Net investment income (loss) A,B	.75	.74	.58	.73	.91
Net realized and unrealized gain (loss)	4.11	(2.86)	18.11	(.91)	(1.69)
Total from investment operations	4.86	(2.12)	18.69	(.18)	(.78)
Distributions from net investment income	(.55)	(.83)	(.86)	(.89)	(.84)
Distributions from net realized gain	(3.81)	(5.68)	(4.56)	(3.19)	(5.00)
Total distributions	(4.37) C	(6.51)	(5.42)	(4.07) C	(5.84)
Net asset value, end of period	$49.91	$49.42	$58.05	$44.78	$49.03
Total Return D	10.78%	(4.16)%	45.83%	(.48)%	(1.20)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.92%	.82%	.65%	.78%	.52%
Expenses net of fee waivers, if any	.92%	.82%	.64%	.78%	.52%
Expenses net of all reductions	.92%	.82%	.64%	.78%	.51%
Net investment income (loss)	1.61%	1.41%	1.12%	1.64%	1.86%
Supplemental Data
Net assets, end of period (in millions)	$24,755	$24,633	$28,251	$19,517	$24,047
Portfolio turnover rate G,H	39%	14%	21%	9% I	17%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GPortfolio turnover rate excludes securities received or delivered in-kind.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IThe portfolio turnover rate does not include the assets acquired in the merger.

Fidelity® Low-Priced Stock Fund Class K

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$49.38	$58.00	$44.75	$49.01	$55.63
Income from Investment Operations
Net investment income (loss) A,B	.79	.79	.62	.77	.96
Net realized and unrealized gain (loss)	4.09	(2.85)	18.09	(.91)	(1.69)
Total from investment operations	4.88	(2.06)	18.71	(.14)	(.73)
Distributions from net investment income	(.59)	(.88)	(.90)	(.93)	(.89)
Distributions from net realized gain	(3.81)	(5.68)	(4.56)	(3.19)	(5.00)
Total distributions	(4.40)	(6.56)	(5.46)	(4.12)	(5.89)
Net asset value, end of period	$49.86	$49.38	$58.00	$44.75	$49.01
Total Return C	10.86%	(4.07)%	45.94%	(.41)%	(1.10)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.84%	.74%	.56%	.69%	.43%
Expenses net of fee waivers, if any	.84%	.74%	.56%	.69%	.43%
Expenses net of all reductions	.84%	.74%	.56%	.69%	.43%
Net investment income (loss)	1.69%	1.49%	1.20%	1.72%	1.95%
Supplemental Data
Net assets, end of period (in millions)	$3,371	$3,726	$5,426	$4,294	$5,776
Portfolio turnover rate F,G	39%	14%	21%	9% H	17%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FPortfolio turnover rate excludes securities received or delivered in-kind.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HThe portfolio turnover rate does not include the assets acquired in the merger.

Notes to Financial Statements
For the period ended July 31, 2023
(Amounts in thousands except percentages)

1. Organization.
Fidelity Low-Priced Stock Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Low-Priced Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Low-Priced Stock Fund	$1,451

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustee compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,155,208
Gross unrealized depreciation	(1,048,114)
Net unrealized appreciation (depreciation)	$9,107,094
Tax Cost	$19,373,600

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$320,642
Undistributed long-term capital gain	$3,216,070
Net unrealized appreciation (depreciation) on securities and other investments	$9,099,573

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(42,181)
Long-term	(26,231)
Total capital loss carryforward	$(68,412)

Due to a merger in a prior period, approximately $68,412 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $680 of those capital losses per year to offset capital gains. These realized capital losses were acquired from Fidelity Event Driven Opportunities Fund when it merged into the Fund on June 19, 2020.

The tax character of distributions paid was as follows:

	July 31, 2023	July 31, 2022
Ordinary Income	$322,518	$635,163
Long-term Capital Gains	2,181,873	3,147,691
Total	$2,504,391	$3,782,854

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Low-Priced Stock Fund	10,509,162	11,285,276

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Low-Priced Stock Fund	23,440	906,841	1,086,158	Fidelity Low-Priced Stock, Class K

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Low-Priced Stock Fund	7,228	224,138	371,229	Fidelity Low-Priced Stock, Class K
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Fidelity Low-Priced Stock as compared to its benchmark index, the Russell 2000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .79% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Low-Priced Stock	$30,026.12
Class K	1,444.04
	$31,470

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Low-Priced Stock Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Low-Priced Stock Fund	$228

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Low-Priced Stock Fund	1,029,004	478,419	215,203
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Low-Priced Stock Fund	$64
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Low-Priced Stock Fund	$101	$-A	$-
A Amount is less than five-hundred dollars.
8. Expense Reductions.
Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $18.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,376.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended July 31, 2023	Year ended July 31, 2022
Fidelity Low-Priced Stock Fund
Distributions to shareholders
Low-Priced Stock	$ 2,185,254	$3,179,810
Class K	319,137	603,044
Total	$2,504,391	$3,782,854
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2023	Year ended July 31, 2022	Year ended July 31, 2023	Year ended July 31, 2022
Fidelity Low-Priced Stock Fund
Low-Priced Stock
Shares sold	45,379	31,877	$2,113,858	$1,663,480
Reinvestment of distributions	44,186	55,687	2,022,615	2,957,810
Shares redeemed	(92,009)	(75,860)	(4,306,161)	(3,980,577)
Net increase (decrease)	(2,444)	11,704	$(169,688)	$640,713
Class K
Shares sold	11,247	11,545	$527,756	$608,413
Reinvestment of distributions	6,981	11,368	319,132	603,042
Shares redeemed	(26,083)	(41,004)	(1,220,239)	(2,153,398)
Net increase (decrease)	(7,855)	(18,091)	$(373,351)	$(941,943)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Low-Priced Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Low-Priced Stock Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the "Fund") as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, the statement of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the five years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 14, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 321 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2023 to July 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Expenses Paid During Period- C February 1, 2023 to July 31, 2023
Fidelity® Low-Priced Stock Fund
Fidelity® Low-Priced Stock Fund	.92%
Actual		$ 1,000	$ 1,025.90	$ 4.62
Hypothetical-B		$ 1,000	$ 1,020.23	$ 4.61
Class K	.84%
Actual		$ 1,000	$ 1,026.30	$ 4.22
Hypothetical-B		$ 1,000	$ 1,020.63	$ 4.21

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2023, $3,999,726,976, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $7,076,727 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

Low-Priced Stock designates 91%, and 87%; and Class K designates 84%, and 83%; of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Low-Priced Stock, and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Low-Priced Stock Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it is the largest class); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of the retail class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.536378.126
LPS-ANN-0923
Fidelity® Low-Priced Stock K6 Fund

Annual Report
July 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Fidelity® Low-Priced Stock K6 Fund	11.23%	9.04%	9.84%

A   From May 26, 2017
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Low-Priced Stock K6 Fund, on May 26, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.
Comments from Co-Lead Portfolio Managers Sam Chamovitz, Morgen Peck and Joel Tillinghast:
For the fiscal year ending July 31, 2023, the fund gained 11.23%, versus 7.91% for the benchmark Russell 2000® Index. Relative to the benchmark, sector and industry positioning notably contributed to the fund's outperformance of the benchmark, especially an overweight in the strong-performing energy sector. An underweight in the real estate sector also boosted the fund's relative performance. Stock selection and an underweight in financials stocks also added relative value for the fund. The fund's top individual relative contributor was a position in Unum (+56%). This period we decreased our stake in Unum. A position in Ross Stores gained 43% and was the fund's second-largest relative contributor. This period we decreased our investment in Ross Stores. Another notable relative contributor was our holdings in Jumbo (+108%). All these contributors were non-benchmark positions. In addition, the fund's international holdings contributed overall, despite a foreign-exchange headwind. In contrast, stock choices in energy and information technology detracted from the fund's relative performance. The fund's stake in UnitedHealth Group returned -5% and was the largest individual relative detractor. UnitedHealth was the fund's top holding. This period we decreased our stake in UnitedHealth. The fund's second-largest relative detractor was an underweight position in Super Micro Computer (+512%). Super Micro Computer was not held at period end. The fund's position in Concentrix returned -37% and hurt relative performance, and we reduced our stake. Notable changes in positioning include higher allocations to the industrials and information technology sectors.
Note to shareholders: On September 29, 2022, Shadman Riaz came off the fund. Joel Tillinghast plans to step down from his portfolio management responsibilities in the fourth quarter of 2023, but will remain at Fidelity as a senior advisor to the Fidelity equity team.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

UnitedHealth Group, Inc.	2.5
AutoZone, Inc.	2.4
Elevance Health, Inc.	1.8
Wells Fargo & Co.	1.7
Next PLC	1.6
Metro, Inc.	1.5
Universal Health Services, Inc. Class B	1.4
PG&E Corp.	1.4
TotalEnergies SE sponsored ADR	1.3
Seagate Technology Holdings PLC	1.1
16.7

Market Sectors (% of Fund's net assets)

Consumer Discretionary	15.6
Industrials	15.6
Information Technology	14.3
Health Care	12.5
Financials	12.5
Energy	9.4
Consumer Staples	7.4
Materials	5.7
Utilities	1.6
Communication Services	1.4
Real Estate	0.6

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 96.6%
	Shares	Value ($)
COMMUNICATION SERVICES - 1.4%
Entertainment - 0.5%
GungHo Online Entertainment, Inc.	57,554	1,128,506
International Games Systems Co. Ltd.	318,400	6,198,920
Warner Bros Discovery, Inc. (a)	760,103	9,934,546
		17,261,972
Interactive Media & Services - 0.3%
Cars.com, Inc. (a)	356,760	8,137,696
Infocom Corp.	5,671	96,068
New Work SE	216	25,412
ZIGExN Co. Ltd.	403,846	2,228,370
		10,487,546
Media - 0.6%
Cl Holdings, Inc.	3,048	17,504
Comcast Corp. Class A	226,967	10,272,526
DMS, Inc.	16,689	175,612
Intage Holdings, Inc.	98,120	1,170,419
Nexstar Broadcasting Group, Inc. Class A	24,368	4,549,993
Pico Far East Holdings Ltd.	2,410,519	420,355
RKB Mainichi Broadcasting Corp.	3,198	124,759
Saga Communications, Inc. Class A	43,360	938,310
Thryv Holdings, Inc. (a)	49,147	1,164,784
TOW Co. Ltd.	179,965	394,680
Trenders, Inc.	17,285	145,069
TVA Group, Inc. Class B (non-vtg.) (a)	266,895	374,440
		19,748,451
TOTAL COMMUNICATION SERVICES		47,497,969
CONSUMER DISCRETIONARY - 15.6%
Automobile Components - 1.2%
Adient PLC (a)	42,202	1,796,117
Akwel	1,254	22,612
ASTI Corp.	28,522	605,465
Brembo SpA	95,759	1,355,044
Cie Automotive SA	159,104	4,982,144
Compagnie Plastic Omnium SA	52,747	1,027,677
DaikyoNishikawa Corp.	56,941	316,595
Gentex Corp.	67,941	2,281,459
GUD Holdings Ltd.	10,935	73,230
Hi-Lex Corp.	149,978	1,248,191
IJTT Co. Ltd.	118	503
LCI Industries	15,058	2,051,954
Lear Corp.	80,147	12,403,550
Motonic Corp.	243,391	1,693,443
Murakami Corp.	78,561	1,599,217
Nippon Seiki Co. Ltd.	108,922	761,799
Patrick Industries, Inc.	16,983	1,469,879
PT Selamat Sempurna Tbk	6,601,700	875,557
Sewon Precision Industries Co. Ltd.	28,220	171,389
SJM Co. Ltd.	127,823	420,668
SNT Holdings Co. Ltd.	104,262	1,290,913
TBK Co. Ltd.	65,299	199,204
Topre Corp.	37,730	433,617
TPR Co. Ltd.	40,472	513,492
Yutaka Giken Co. Ltd.	115,618	1,631,891
		39,225,610
Automobiles - 0.3%
Harley-Davidson, Inc.	185,789	7,173,313
Isuzu Motors Ltd.	136,387	1,765,894
Kabe Husvagnar AB (B Shares)	25,500	562,016
		9,501,223
Broadline Retail - 2.3%
ASKUL Corp.	371,448	5,177,531
Aucfan Co. Ltd. (a)	2,500	13,953
B&M European Value Retail SA	1,159,556	8,232,259
Belluna Co. Ltd.	708,252	3,554,577
Big Lots, Inc.	138,281	1,417,380
Europris ASA (b)	301,873	1,831,781
Gwangju Shinsegae Co. Ltd.	24,227	616,236
Lifestyle China Group Ltd. (a)	1,219,869	170,493
Max Stock Ltd.	1,554	3,412
Next PLC	584,854	52,900,341
Pan Pacific International Holdings Ltd.	3,044	60,103
Ryohin Keikaku Co. Ltd.	11,504	149,152
Vipshop Holdings Ltd. ADR (a)	115,036	2,166,128
		76,293,346
Distributors - 0.3%
Arata Corp.	62,111	2,145,823
Central Automotive Products Ltd.	30,765	773,099
Inchcape PLC	158,000	1,659,667
PALTAC Corp.	139,838	4,693,540
SPK Corp.	34,531	446,610
		9,718,739
Diversified Consumer Services - 0.2%
Adtalem Global Education, Inc. (a)	10,777	465,997
Clip Corp.	14,355	83,952
Cross-Harbour Holdings Ltd.	251,515	289,928
Frontdoor, Inc. (a)	46,165	1,612,082
H&R Block, Inc.	126,504	4,251,799
JP-Holdings, Inc.	19,523	44,874
Kukbo Design Co. Ltd.	3,792	45,081
Step Co. Ltd.	99,869	1,242,527
		8,036,240
Hotels, Restaurants & Leisure - 0.2%
Betsson AB (B Shares)	353,713	4,278,266
Brinker International, Inc. (a)	14,717	578,084
Ibersol SGPS SA (c)	163,794	1,249,835
J.D. Wetherspoon PLC (a)	181,782	1,577,040
Ride On Express Holdings Co. Ltd.	4,193	31,359
		7,714,584
Household Durables - 3.3%
Ace Bed Co. Ltd.	3,069	62,090
Barratt Developments PLC	2,164,068	12,683,731
Bellway PLC	431,483	12,270,961
Chervon Holdings Ltd.	903,994	3,384,660
Coway Co. Ltd.	3,100	99,474
Cuckoo Holdings Co. Ltd.	49,130	583,306
D.R. Horton, Inc.	97,336	12,363,619
Emak SpA	455,777	529,190
First Juken Co. Ltd.	140,643	1,100,310
FJ Next Co. Ltd. (c)	138,482	1,013,319
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	1,022,646	5,549,331
Hamilton Beach Brands Holding Co. Class A	33,392	328,911
Helen of Troy Ltd. (a)	117,009	16,533,372
JM AB (B Shares)	116,999	1,838,391
Open House Group Co. Ltd.	63,363	2,406,872
Portmeirion Group PLC	6,058	24,101
Pressance Corp.	286,912	4,077,855
Sanei Architecture Planning Co. Ltd.	193,862	2,090,355
Tempur Sealy International, Inc.	229,137	10,226,384
Token Corp.	27,602	1,453,196
Toll Brothers, Inc.	9,298	746,908
TopBuild Corp. (a)	33,313	9,125,430
Vistry Group PLC	1,209,038	12,250,031
ZAGG, Inc. rights (a)(d)	384	0
		110,741,797
Leisure Products - 0.0%
Miroku Corp.	2,317	26,498
Specialty Retail - 6.2%
Academy Sports & Outdoors, Inc.	10,797	645,553
Arcland Sakamoto Co. Ltd.	18,083	208,076
AutoZone, Inc. (a)	31,798	78,913,733
Best Buy Co., Inc.	56,226	4,669,569
BMTC Group, Inc.	296,538	3,609,324
Buffalo Co. Ltd.	7,573	73,779
Dick's Sporting Goods, Inc.	32,862	4,633,542
Enigmo, Inc.	144,516	398,202
Foot Locker, Inc. (c)	526,209	14,139,236
Formosa Optical Technology Co. Ltd.	161,000	453,557
Fuji Corp.	60,088	737,875
Goldlion Holdings Ltd.	3,071,120	452,857
Hamee Corp.	72,006	520,818
Handsman Co. Ltd.	48,292	361,176
IA Group Corp.	13,539	346,410
International Housewares Retail Co. Ltd.	231,743	78,447
JD Sports Fashion PLC	5,074,156	10,269,295
Jumbo SA	780,863	23,301,288
Kid ASA (b)	7,781	62,493
Ku Holdings Co. Ltd.	113,028	981,194
Leon's Furniture Ltd.	35,836	603,585
Maisons du Monde SA (b)	14,100	147,898
Mr. Bricolage SA (a)	68,431	651,577
Nafco Co. Ltd.	235,466	3,121,561
Papyless Co. Ltd. (c)	11,010	68,491
Pets At Home Group PLC	226,276	1,139,495
Ross Stores, Inc.	282,161	32,346,937
Sally Beauty Holdings, Inc. (a)	988,254	11,829,400
Sportsman's Warehouse Holdings, Inc. (a)	63,603	400,699
Syuppin Co. Ltd.	34,595	264,815
Valvoline, Inc.	9,493	360,449
WH Smith PLC	148,318	2,841,835
Williams-Sonoma, Inc.	62,607	8,679,834
		207,313,000
Textiles, Apparel & Luxury Goods - 1.6%
Best Pacific International Holdings Ltd.	4,761,622	628,867
Crocs, Inc. (a)	6,000	650,100
Deckers Outdoor Corp. (a)	1,823	991,147
Embry Holdings Ltd. (a)	191,823	11,929
Gildan Activewear, Inc.	334,958	10,417,190
Handsome Co. Ltd.	187,090	3,038,316
JLM Couture, Inc. (a)	12,755	14,031
Kontoor Brands, Inc.	88,721	3,758,222
Levi Strauss & Co. Class A (c)	372,537	5,614,133
PVH Corp.	153,400	13,750,776
Sun Hing Vision Group Holdings Ltd.	1,573,220	149,275
Texwinca Holdings Ltd.	4,336,510	689,491
Victory City International Holdings Ltd. (d)	4,590,144	170,683
Wolverine World Wide, Inc.	474,254	6,008,798
Youngone Corp.	27,064	1,224,290
Youngone Holdings Co. Ltd.	77,724	4,683,928
		51,801,176
TOTAL CONSUMER DISCRETIONARY		520,372,213
CONSUMER STAPLES - 7.4%
Beverages - 1.0%
A.G. Barr PLC	228,748	1,384,153
Britvic PLC	686,202	7,608,707
Monster Beverage Corp.	413,161	23,752,626
Muhak Co. Ltd.	77,621	326,833
Spritzer Bhd	512,200	165,849
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	21,095	29,348
		33,267,516
Consumer Staples Distribution & Retail - 4.7%
Acomo NV	15,700	355,600
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	255,567	12,938,727
Belc Co. Ltd.	171,247	8,101,025
BJ's Wholesale Club Holdings, Inc. (a)	188,666	12,510,442
Corporativo Fragua S.A.B. de CV	31,280	861,157
Cosmos Pharmaceutical Corp.	185,423	21,414,261
Create SD Holdings Co. Ltd.	579,447	14,296,271
Daikokutenbussan Co. Ltd.	36,118	1,530,886
G-7 Holdings, Inc.	142,947	1,255,992
Genky DrugStores Co. Ltd.	115,250	4,074,843
Halows Co. Ltd.	162,211	4,218,752
MARR SpA	1,900	29,539
MARR SpA	9,186	142,814
Metro, Inc.	933,640	50,248,687
North West Co., Inc.	8,689	211,517
Performance Food Group Co. (a)	9,922	592,939
Sapporo Clinical Laboratory	1,856	14,116
Sprouts Farmers Market LLC (a)	436,109	17,117,278
Tsuruha Holdings, Inc.	32,297	2,477,923
YAKUODO Holdings Co. Ltd.	18,031	320,405
Yaoko Co. Ltd.	83,614	4,406,243
		157,119,417
Food Products - 1.3%
Armanino Foods of Distinction	51,494	217,820
Axyz Co. Ltd.	2,285	48,586
Carr's Group PLC (c)	631,005	1,178,259
Century Pacific Food, Inc.	2,050,009	970,507
Food Empire Holdings Ltd.	4,026,449	3,270,212
Fresh Del Monte Produce, Inc.	282,720	7,514,698
Inghams Group Ltd.	904,641	1,701,413
Ingredion, Inc.	31,286	3,480,880
Kaveri Seed Co. Ltd.	54,000	382,642
Kri Kri Milk Industry SA	13,904	133,001
Nomad Foods Ltd. (a)	59,291	1,054,194
Origin Enterprises PLC	288,487	1,015,013
Ottogi Corp.	14,383	4,013,038
Pacific Andes International Holdings Ltd. (a)(d)	3,104,000	4
Pacific Andes Resources Development Ltd. (a)(d)	521,242	4
Pickles Holdings Co. Ltd.	40,854	358,960
Prima Meat Packers Ltd.	11,660	181,705
Rocky Mountain Chocolate Factory, Inc. (a)	65,046	385,072
S Foods, Inc.	92,733	2,183,640
Seaboard Corp.	4,370	15,753,850
Sunjin Co. Ltd.	75,520	482,890
Sunjuice Holdings Co. Ltd.	22,000	208,918
		44,535,306
Household Products - 0.0%
Transaction Co. Ltd.	63,715	792,715
Personal Care Products - 0.3%
Hengan International Group Co. Ltd.	1,020,978	4,195,764
Sarantis SA	453,887	3,797,761
TCI Co. Ltd.	41,000	223,973
		8,217,498
Tobacco - 0.1%
KT&G Corp.	14,610	944,484
Scandinavian Tobacco Group A/S (b)	80,754	1,403,609
		2,348,093
TOTAL CONSUMER STAPLES		246,280,545
ENERGY - 9.4%
Energy Equipment & Services - 0.5%
Championx Corp.	26,855	956,038
Helix Energy Solutions Group, Inc. (a)	75,296	722,842
John Wood Group PLC (a)	1,424,310	2,701,619
Liberty Oilfield Services, Inc. Class A	589,455	9,708,324
PHX Energy Services Corp.	138,244	739,105
Total Energy Services, Inc.	147,321	1,144,024
		15,971,952
Oil, Gas & Consumable Fuels - 8.9%
Adams Resources & Energy, Inc.	17,353	600,934
Antero Resources Corp. (a)	679,763	18,183,660
APA Corp.	1,118	45,268
Beach Energy Ltd.	1,039,196	1,127,315
Berry Corp.	513,317	4,003,873
Bonterra Energy Corp. (a)(c)	63,216	325,992
Callon Petroleum Co. (a)	171,089	6,426,103
Cenovus Energy, Inc. (Canada)	1,262,514	24,012,324
China Petroleum & Chemical Corp. (H Shares)	10,751,620	5,996,941
Chord Energy Corp.	180,182	28,259,745
Chord Energy Corp.:
warrants 9/1/24 (a)	36,364	866,918
warrants 9/1/25 (a)	18,079	275,886
Civitas Resources, Inc. (c)	343,401	25,706,999
CNX Resources Corp. (a)(c)	190,626	3,888,770
Diamondback Energy, Inc.	58,228	8,578,149
Energy Transfer LP	88,119	1,171,102
Enterprise Products Partners LP	191,501	5,076,692
Exxon Mobil Corp.	6,700	718,508
Hankook Shell Oil Co. Ltd.	1,650	284,100
INPEX Corp.	10,763	138,637
Iwatani Corp.	11,320	603,776
Marathon Oil Corp.	643,904	16,915,358
Murphy Oil Corp.	3,400	147,118
NACCO Industries, Inc. Class A	53,075	1,963,244
Northern Oil & Gas, Inc.	46,239	1,820,429
Oil & Natural Gas Corp. Ltd.	5,334,969	11,485,363
Oil India Ltd.	1,677,100	5,622,282
Ovintiv, Inc.	786,151	36,233,700
Parkland Corp.	62,000	1,693,110
Petronet LNG Ltd.	1,623,900	4,611,647
Range Resources Corp.	687,289	21,601,493
SilverBow Resources, Inc. (a)	83,702	2,997,369
Southwestern Energy Co. (a)	1,607,786	10,418,453
Star Petroleum Refining PCL (For. Reg.)	866,691	221,968
TotalEnergies SE sponsored ADR	720,536	43,844,616
Unit Corp. warrants 9/3/27 (a)	22,484	95,557
Vital Energy, Inc. (a)(c)	3,889	205,261
		296,168,660
TOTAL ENERGY		312,140,612
FINANCIALS - 12.5%
Banks - 4.5%
ACNB Corp.	43,675	1,515,523
Associated Banc-Corp.	432,991	8,205,179
Bar Harbor Bankshares	76,869	2,099,292
C & F Financial Corp.	3,054	171,726
Cadence Bank	318,838	7,986,892
Camden National Corp.	39,281	1,358,337
Central Pacific Financial Corp.	28,600	521,664
Citizens Financial Services, Inc.	2,701	190,353
Community Trust Bancorp, Inc.	7,163	274,916
East West Bancorp, Inc.	51,973	3,233,240
First Bancorp, Puerto Rico	356,930	5,300,411
First Foundation, Inc.	3,605	26,353
First of Long Island Corp.	133,059	1,854,842
FNB Corp., Pennsylvania	517,804	6,622,713
Intercorp Financial Services, Inc.	72,957	1,790,365
Meridian Corp.	23,190	275,961
Nicolet Bankshares, Inc.	13,812	1,155,374
Oak Valley Bancorp Oakdale California (c)	14,418	394,909
OFG Bancorp	11,247	376,662
Plumas Bancorp	22,380	809,708
QCR Holdings, Inc.	41,056	2,103,299
Southern Missouri Bancorp, Inc.	34,750	1,670,433
Sparebank 1 Sr Bank ASA (primary capital certificate)	132,520	1,711,572
Sparebanken Nord-Norge	227,080	2,162,123
Synovus Financial Corp.	391,582	13,274,630
The First Bancorp, Inc.	21,081	556,328
U.S. Bancorp	11,524	457,272
United Community Bank, Inc.	298,966	8,690,942
Unity Bancorp, Inc.	12,662	335,796
Washington Trust Bancorp, Inc.	77,254	2,476,763
Webster Financial Corp.	144,358	6,831,021
Wells Fargo & Co.	1,200,195	55,401,001
West Bancorp., Inc.	76,743	1,539,465
Wintrust Financial Corp.	83,300	7,027,188
		148,402,253
Capital Markets - 1.8%
Azimut Holding SpA	13,605	321,313
Banca Generali SpA	40,782	1,528,141
Bank of New York Mellon Corp.	12,530	568,361
Federated Hermes, Inc.	276,415	9,351,119
Lazard Ltd. Class A	325,676	11,431,228
LPL Financial	33,286	7,634,477
PJT Partners, Inc.	616	48,855
Rathbone Brothers PLC	62,623	1,446,610
Raymond James Financial, Inc.	184,536	20,311,878
SEI Investments Co.	4,614	290,636
Stifel Financial Corp.	55,300	3,513,762
T. Rowe Price Group, Inc.	1,176	144,954
Van Lanschot Kempen NV (Bearer)	108,604	3,558,421
		60,149,755
Consumer Finance - 1.0%
Aeon Credit Service (Asia) Co. Ltd.	1,854,123	1,317,088
Cash Converters International Ltd.	377,411	55,772
Discover Financial Services	261,556	27,607,236
OneMain Holdings, Inc.	76,442	3,476,582
		32,456,678
Financial Services - 1.2%
ASAX Co. Ltd.	796	3,614
Enact Holdings, Inc.	318,519	8,663,717
Essent Group Ltd.	96,832	4,802,867
Far East Horizon Ltd.	107,734	80,812
Federal Agricultural Mortgage Corp.:
Class A (multi-vtg.) (c)	587	77,490
Class C (non-vtg.)	29,713	4,776,365
FleetCor Technologies, Inc. (a)	48,606	12,098,519
Fuyo General Lease Co. Ltd.	14,947	1,232,406
Nice Information & Telecom, Inc.	46,280	838,511
Tokyo Century Corp.	17,557	686,409
Zenkoku Hosho Co. Ltd.	186,929	6,555,293
		39,816,003
Insurance - 4.0%
American Financial Group, Inc.	60,500	7,357,405
ASR Nederland NV	222,449	10,098,819
Db Insurance Co. Ltd.	80,360	4,748,443
Direct Line Insurance Group PLC	5,496,846	10,613,311
First American Financial Corp.	20,090	1,273,304
Hartford Financial Services Group, Inc.	12,731	915,104
Hiscox Ltd.	12,163	168,425
National Western Life Group, Inc.	12,045	5,079,015
NN Group NV	73,126	2,804,423
Primerica, Inc.	37,840	8,048,568
Qualitas Controladora S.A.B. de CV	74,081	545,178
Reinsurance Group of America, Inc.	206,724	29,013,713
Selective Insurance Group, Inc.	106,933	11,034,416
Talanx AG	142,026	8,697,978
The Travelers Companies, Inc.	3,007	519,038
Unum Group	684,027	33,250,552
		134,167,692
TOTAL FINANCIALS		414,992,381
HEALTH CARE - 12.5%
Biotechnology - 1.0%
Amgen, Inc.	74,654	17,480,234
Cell Biotech Co. Ltd.	49,400	438,434
Essex Bio-Technology Ltd.	1,315,716	551,666
Exelixis, Inc. (a)	21,700	427,707
Gilead Sciences, Inc.	126,302	9,616,634
Regeneron Pharmaceuticals, Inc. (a)	400	296,764
United Therapeutics Corp. (a)	16,754	4,066,531
		32,877,970
Health Care Equipment & Supplies - 0.7%
Arts Optical International Holdings Ltd.	684,756	71,119
Embecta Corp.	183,158	3,908,592
Envista Holdings Corp. (a)	2,706	93,113
Fukuda Denshi Co. Ltd.	184,621	5,852,745
Hoshi Iryo-Sanki Co. Ltd.	29,025	859,947
I-Sens, Inc.	70,200	1,788,350
InBody Co. Ltd.	85,500	1,876,996
Medikit Co. Ltd.	5,328	94,564
Nakanishi, Inc.	45,695	1,051,918
Prim SA	112,123	1,356,072
St. Shine Optical Co. Ltd.	174,100	1,194,359
Techno Medica Co. Ltd.	2,785	41,599
Utah Medical Products, Inc.	24,816	2,440,157
Value Added Technology Co. Ltd.	63,387	1,768,577
Vieworks Co. Ltd.	43,800	1,105,524
		23,503,632
Health Care Providers & Services - 9.1%
Centene Corp. (a)	294,161	20,029,422
Ci Medical Co. Ltd.	12,951	379,158
Cigna Group	110,767	32,687,342
DVx, Inc.	12,823	76,795
Elevance Health, Inc.	128,335	60,526,636
Henry Schein, Inc. (a)	2,985	235,188
Hi-Clearance, Inc.	186,882	842,827
Humana, Inc.	43,432	19,841,041
Laboratory Corp. of America Holdings	57,065	12,207,915
Quest Diagnostics, Inc.	51,960	7,025,512
Select Medical Holdings Corp.	30,416	912,784
Shanghai Pharmaceuticals Holding Co. Ltd. (H Shares)	1,077	1,950
Ship Healthcare Holdings, Inc.	9,454	153,076
Sinopharm Group Co. Ltd. (H Shares)	4,826,230	15,130,509
UnitedHealth Group, Inc.	165,724	83,917,675
Universal Health Services, Inc. Class B	346,006	48,080,994
WIN-Partners Co. Ltd.	244,190	1,867,492
		303,916,316
Health Care Technology - 0.0%
Software Service, Inc.	5,582	403,353
Life Sciences Tools & Services - 0.5%
ICON PLC (a)	60,697	15,259,833
Pharmaceuticals - 1.2%
Bliss Gvs Pharma Ltd.	200,498	242,943
China Medical System Holdings Ltd.	1,151,849	1,934,788
Consun Pharmaceutical Group Ltd.	458,540	335,134
Dai Han Pharmaceutical Co. Ltd.	32,100	672,037
Daito Pharmaceutical Co. Ltd.	118,685	1,952,152
Dawnrays Pharmaceutical Holdings Ltd.	7,463,571	1,167,544
DongKook Pharmaceutical Co. Ltd.	173,207	1,850,386
Faes Farma SA	358,066	1,240,135
Fuji Pharma Co. Ltd.	72,237	593,068
Genomma Lab Internacional SA de CV	263,356	236,069
Granules India Ltd.	14,327	56,322
Huons Co. Ltd.	78,866	1,996,772
Hypera SA	45,900	419,907
Jazz Pharmaceuticals PLC (a)	23,989	3,128,645
Kaken Pharmaceutical Co. Ltd.	4,359	108,496
Korea United Pharm, Inc.	4,980	106,014
Kwang Dong Pharmaceutical Co. Ltd.	450,892	2,272,598
Lee's Pharmaceutical Holdings Ltd.	2,495,628	463,996
Luye Pharma Group Ltd. (a)(b)	104,604	48,822
Nippon Chemiphar Co. Ltd.	10,006	130,680
Recordati SpA	72,778	3,756,911
Samjin Pharmaceutical Co. Ltd.	100	1,761
Sanofi SA	147,273	15,711,755
Sanofi SA sponsored ADR	13,200	704,484
Syngen Biotech Co. Ltd.	35,000	189,529
		39,320,948
TOTAL HEALTH CARE		415,282,052
INDUSTRIALS - 15.6%
Aerospace & Defense - 0.5%
Cadre Holdings, Inc.	104,308	2,427,247
Huntington Ingalls Industries, Inc.	47,480	10,904,732
Leonardo DRS, Inc. (a)	51,145	853,610
Rheinmetall AG	3,146	890,354
V2X, Inc. (a)	46,353	2,385,325
		17,461,268
Air Freight & Logistics - 0.4%
AIT Corp.	18,994	248,598
Compania de Distribucion Integral Logista Holdings SA	139,453	3,882,279
Hamakyorex Co. Ltd.	144,174	3,977,668
SENKO Co. Ltd.	57,743	417,654
Sinotrans Ltd. (H Shares)	3,462,443	1,389,612
Trancom Co. Ltd.	68,082	3,373,831
		13,289,642
Building Products - 1.2%
Builders FirstSource, Inc. (a)	117,262	16,936,151
Hayward Holdings, Inc. (a)(c)	1,035,746	13,837,567
Kondotec, Inc.	185,224	1,572,773
Masonite International Corp. (a)	56,332	5,889,511
Nihon Dengi Co. Ltd.	35,796	1,137,300
Nihon Flush Co. Ltd.	143,663	978,522
Owens Corning	4,081	571,299
Sekisui Jushi Corp.	15,346	240,764
		41,163,887
Commercial Services & Supplies - 0.8%
Aeon Delight Co. Ltd.	22,991	475,771
AJIS Co. Ltd.	81,342	1,367,659
Calian Group Ltd.	8,544	410,985
Civeo Corp. (a)	84,025	1,641,849
CoreCivic, Inc. (a)	523,437	5,077,339
CTS Co. Ltd.	396	2,096
Fursys, Inc.	9,172	216,788
Lion Rock Group Ltd.	1,706,361	255,990
Mears Group PLC	112,065	393,344
Mitie Group PLC	4,634,244	6,054,409
Pilot Corp.	535	17,603
Prosegur Compania de Seguridad SA (Reg.)	33,438	61,618
S1 Corp.	900	36,064
The GEO Group, Inc. (a)	250,690	1,872,654
VSE Corp.	134,221	7,214,379
		25,098,548
Construction & Engineering - 1.2%
Boustead Singapore Ltd.	669,171	447,875
Bowman Consulting Group Ltd. (a)	10,834	375,398
Br Holding Corp.	5,796	16,378
Dai-Dan Co. Ltd.	11,462	239,690
Daiichi Kensetsu Corp.	115,268	1,258,294
EMCOR Group, Inc.	102,146	21,965,476
Fuji Furukawa Engineering & Construction Co. Ltd.	1,632	48,926
Geumhwa PSC Co. Ltd.	38,839	913,433
Meisei Industrial Co. Ltd.	132,590	914,285
Mirait One Corp.	44,246	567,595
Nippon Rietec Co. Ltd.	115,318	1,153,464
Primoris Services Corp.	152,838	4,854,135
Raiznext Corp.	390,279	3,994,280
Shinnihon Corp.	204,597	1,822,123
Sinopec Engineering Group Co. Ltd. (H Shares)	9,473	4,263
United Integrated Services Co.	32,200	225,500
		38,801,115
Electrical Equipment - 1.3%
Acuity Brands, Inc.	83,348	13,772,424
Aichi Electric Co. Ltd.	52,367	1,361,951
AQ Group AB	87,830	3,733,843
Chiyoda Integre Co. Ltd.	39,263	677,267
GrafTech International Ltd.	1,993,790	10,527,211
Hammond Power Solutions, Inc. Class A	55,404	2,457,498
Korea Electric Terminal Co. Ltd.	59,986	2,713,576
nVent Electric PLC	60,500	3,199,240
Sensata Technologies, Inc. PLC	40,933	1,729,419
Servotronics, Inc. (a)(c)	12,506	139,826
TKH Group NV (bearer) (depositary receipt)	72,657	3,791,407
Vitzrocell Co. Ltd.	12,100	189,305
		44,292,967
Ground Transportation - 0.5%
Alps Logistics Co. Ltd.	287,772	3,179,823
Chilled & Frozen Logistics Holdings Co. Ltd.	91,249	845,367
NANSO Transport Co. Ltd.	10,488	103,284
Sakai Moving Service Co. Ltd.	148,937	5,590,437
Stef SA	24,483	2,966,480
Universal Logistics Holdings, Inc.	147,613	4,589,288
		17,274,679
Industrial Conglomerates - 0.4%
DCC PLC (United Kingdom)	199,008	11,520,955
Mytilineos SA	69,137	2,877,971
Reunert Ltd.	115,210	387,303
		14,786,229
Machinery - 3.6%
Aalberts Industries NV	552,311	24,916,122
AGCO Corp.	4,200	559,020
Allison Transmission Holdings, Inc.	8,600	504,734
ASL Marine Holdings Ltd. (a)	4,143,796	174,508
Beijer Alma AB (B Shares)	168,244	3,078,336
Crane Co.	223,159	20,907,767
Crane Nxt Co.	200,307	11,848,159
Daiwa Industries Ltd.	98,045	996,542
EnPro Industries, Inc.	47,002	6,522,938
ESAB Corp.	98,063	6,736,928
Estic Corp.	43,090	298,342
Haitian International Holdings Ltd.	772,336	1,923,190
Hillenbrand, Inc.	299,386	15,550,109
Hosokawa Micron Corp.	12,640	313,634
Hy-Lok Corp.	11,000	237,180
Hyster-Yale Materials Handling, Inc. Class A	57,369	2,739,943
ITT, Inc.	80,049	7,972,880
JOST Werke AG (b)	8,769	511,000
Luxfer Holdings PLC sponsored	91,475	1,158,074
Maruzen Co. Ltd.	115,495	1,717,832
Miller Industries, Inc.	34,060	1,292,236
Mincon Group PLC	189,891	196,258
Mitsui Engineering & Shipbuilding Co.	345,907	1,159,791
Nadex Co. Ltd.	81,995	627,649
Proto Labs, Inc. (a)	19,281	639,165
Semperit AG Holding	48,695	1,089,542
Shinwa Co. Ltd.	11,317	178,348
SIMPAC, Inc.	127,420	473,691
Stabilus Se	2,669	152,157
Takamatsu Machinery Co. Ltd.	38,178	150,281
Takeuchi Manufacturing Co. Ltd.	52,013	1,625,121
TK Group Holdings Ltd.	861,982	162,473
Tocalo Co. Ltd.	246,371	2,500,683
Trinity Industrial Corp.	84,720	552,036
Yamada Corp.	7,219	172,527
		119,639,196
Marine Transportation - 0.0%
Eagle Bulk Shipping, Inc. (c)	11,249	519,591
Japan Transcity Corp.	10,857	48,765
Tokyo Kisen Co. Ltd.	62,899	274,118
		842,474
Passenger Airlines - 0.1%
Jet2 PLC	168,925	2,436,718
Professional Services - 3.1%
ABIST Co. Ltd.	1,531	35,890
Altech Corp.	38,290	760,336
Artner Co. Ltd.	26,342	338,475
Barrett Business Services, Inc.	7,922	718,763
CACI International, Inc. Class A (a)	38,688	13,557,823
Careerlink Co. Ltd.	4,920	101,952
Concentrix Corp.	202,187	16,830,046
Creek & River Co. Ltd.	1,734	24,645
E-Credible Co. Ltd.	27,075	300,687
eClerx Services Ltd.	12,183	254,696
en japan, Inc.	28,747	567,201
FTI Consulting, Inc. (a)	225	39,411
Gakujo Co. Ltd.	31,605	432,982
Genpact Ltd.	377,459	13,622,495
Hito Communications Holdings, Inc.	20,238	220,069
HRnetgroup Ltd.	510,716	280,371
IFIS Japan Ltd.	20,891	89,282
JAC Recruitment Co. Ltd.	11,532	228,670
KBR, Inc.	275,683	16,951,748
Maximus, Inc.	176,809	14,809,522
Open Up Group, Inc.	11,352	177,623
Outsourcing, Inc.	40,174	409,605
Persol Holdings Co. Ltd.	20,729	409,145
Quick Co. Ltd.	119,999	2,053,896
Robert Half, Inc.	1,077	79,860
Science Applications International Corp.	62,421	7,574,164
SS&C Technologies Holdings, Inc.	635	36,989
Synergie SA	13,773	498,975
Verra Mobility Corp. (a)(c)	293,733	6,165,456
WDB Holdings Co. Ltd.	74,245	1,096,988
Will Group, Inc.	119,068	942,400
World Holdings Co. Ltd.	117,310	2,199,176
		101,809,341
Trading Companies & Distributors - 2.4%
AddTech AB (B Shares)	2,730	50,884
Alconix Corp.	273,965	2,763,433
Alligo AB (B Shares)	26,881	290,608
Beacon Roofing Supply, Inc. (a)	111,612	9,561,800
Bossard Holding AG	800	186,687
Chori Co. Ltd.	164,263	3,380,748
Core & Main, Inc. (a)	283,970	8,976,292
Ferguson PLC	75,356	12,179,037
Global Industrial Co.	3,400	96,900
Goodfellow, Inc.	59,785	634,279
Green Cross Co. Ltd.	53,909	389,923
Hanwa Co. Ltd.	11,901	406,139
Itochu Corp.	466,116	18,839,258
Kamei Corp.	144,066	1,507,850
KS Energy Services Ltd. (a)(d)	830,790	8,122
Lumax International Corp. Ltd.	148,200	380,314
Mitani Shoji Co. Ltd.	323,988	3,147,305
Momentum Group Komponenter & Tjanster AB	176,968	1,798,865
Parker Corp.	181,598	943,317
Rasa Corp.	18,234	194,945
Richelieu Hardware Ltd.	80,562	2,689,371
Sanyo Trading Co. Ltd.	14,405	138,010
Senshu Electric Co. Ltd.	160,225	4,510,604
Totech Corp.	103,773	3,866,003
Univar Solutions, Inc. (a)	12,008	433,969
Yamazen Co. Ltd.	15,074	127,996
Yuasa Trading Co. Ltd.	42,152	1,348,129
		78,850,788
Transportation Infrastructure - 0.1%
Anhui Expressway Co. Ltd. (H Shares)	1,669,697	1,682,778
Daito Koun Co. Ltd.	2,146	10,876
Isewan Terminal Service Co. Ltd.	159,403	810,096
Meiko Transportation Co. Ltd.	92,358	789,423
Qingdao Port International Co. Ltd. (H Shares) (b)	2,204,747	1,167,550
		4,460,723
TOTAL INDUSTRIALS		520,207,575
INFORMATION TECHNOLOGY - 14.3%
Electronic Equipment, Instruments & Components - 5.7%
Advanced Energy Industries, Inc.	117,033	14,650,191
CDW Corp.	89,855	16,809,175
Daiwabo Holdings Co. Ltd.	170,102	3,289,288
Dexerials Corp.	79,342	1,795,812
Dustin Group AB (a)(b)	34,316	89,454
Elematec Corp.	172,345	2,161,203
Flex Ltd. (a)	308,820	8,449,315
FLEXium Interconnect, Inc.	64,700	190,898
Hon Hai Precision Industry Co. Ltd. (Foxconn)	3,699,900	12,749,767
IDIS Holdings Co. Ltd.	88,549	831,628
Insight Enterprises, Inc. (a)	82,962	12,169,696
Jabil, Inc.	146,476	16,210,499
Kingboard Chemical Holdings Ltd.	7,740,076	21,437,080
Makus, Inc.	69,400	709,360
Maruwa Ceramic Co. Ltd.	7,744	1,284,089
Methode Electronics, Inc. Class A	190,066	6,393,820
Nippo Ltd.	73,540	563,963
PAX Global Technology Ltd.	5,195,807	4,210,530
Redington (India) Ltd.	3,518,322	7,713,442
SAMT Co. Ltd.	8,500	18,926
Shibaura Electronics Co. Ltd.	43,169	2,172,636
Simplo Technology Co. Ltd.	824,000	8,047,386
Sunny Optical Technology Group Co. Ltd.	11,572	112,101
TD SYNNEX Corp.	276,085	27,252,350
Test Research, Inc.	16,000	30,998
Thinking Electronic Industries Co. Ltd.	498,900	2,535,222
Tomen Devices Corp. (c)	48,996	1,725,442
Tripod Technology Corp.	391,000	2,098,679
Vontier Corp.	298,681	9,238,203
VSTECS Holdings Ltd.	10,751,136	5,445,253
		190,386,406
IT Services - 2.9%
ALTEN	13,805	1,988,396
Amdocs Ltd.	330,000	30,901,200
Argo Graphics, Inc.	85,028	2,091,857
Asahi Intelligence Service Co.	3,911	34,061
Avant Group Corp.	26,393	280,321
CDS Co. Ltd.	46,849	578,594
Cognizant Technology Solutions Corp. Class A	254,669	16,815,794
CSE Global Ltd.	4,746,205	1,713,238
Densan System Holdings Co. Ltd.	4,737	109,214
Dimerco Data System Corp.	87,318	280,096
DTS Corp.	67,357	1,588,463
Econocom Group SA	507,632	1,465,121
Estore Corp. (c)	19,108	170,980
Future Corp.	42,534	463,116
Gabia, Inc.	97,100	917,257
Himacs Ltd.	3,114	31,388
Indra Sistemas SA	986,090	14,333,203
Information Planning Co.	13,690	275,311
Know IT AB	43,346	612,734
Metaage Corp.	174,000	398,996
Neurones	8,066	335,675
Pole To Win Holdings, Inc.	28,113	132,992
Societe Pour L'Informatique Industrielle SA	176,562	10,327,712
Softcat PLC	3	58
Softcreate Co. Ltd.	96,589	1,153,514
Sopra Steria Group	44,131	9,592,806
TDC Soft, Inc.	62,793	858,485
		97,450,582
Semiconductors & Semiconductor Equipment - 2.5%
ASMPT Ltd.	445,405	4,331,889
Japan Material Co. Ltd.	10,299	181,851
Machvision, Inc.	22,000	154,767
Melexis NV	11,424	1,229,691
Micron Technology, Inc.	190,368	13,590,372
MKS Instruments, Inc.	178,323	19,467,522
Novatek Microelectronics Corp.	10,000	134,663
Parade Technologies Ltd.	120,000	3,506,320
Powertech Technology, Inc.	1,260,000	4,421,965
Renesas Electronics Corp. (a)	519,395	10,021,125
Skyworks Solutions, Inc.	104,165	11,913,351
Systems Technology, Inc.	24,400	545,206
Taiwan Semiconductor Manufacturing Co. Ltd.	453,000	8,164,637
Topco Scientific Co. Ltd.	902,031	5,142,430
		82,805,789
Software - 1.0%
ANSYS, Inc. (a)	54,789	18,743,317
Check Point Software Technologies Ltd. (a)	533	70,468
Cresco Ltd.	75,615	1,101,285
Enghouse Systems Ltd.	2,675	60,574
Focus Systems Corp.	6,259	45,447
Fukui Computer Holdings, Inc.	22,944	422,706
Hecto Innovation Co. Ltd.	71,300	735,477
Justsystems Corp.	11,563	328,688
KSK Co., Ltd.	64,301	1,123,171
NetGem SA	51,703	62,816
NSW, Inc.	20,280	353,954
Open Text Corp.	122,951	5,281,117
Pro-Ship, Inc.	64,958	624,170
System Information Co. Ltd.	22,556	116,217
System Research Co. Ltd.	14,928	269,358
VMware, Inc. Class A (a)	28,813	4,541,793
		33,880,558
Technology Hardware, Storage & Peripherals - 2.2%
Chenbro Micom Co. Ltd.	80,000	515,785
Dell Technologies, Inc.	299,847	15,867,903
Elecom Co. Ltd.	63,469	682,582
MCJ Co. Ltd.	308,959	2,449,694
Samsung Electronics Co. Ltd.	221,260	12,087,115
Seagate Technology Holdings PLC	601,396	38,188,646
TSC Auto ID Technology Corp.	251,000	2,271,962
		72,063,687
TOTAL INFORMATION TECHNOLOGY		476,587,022
MATERIALS - 5.7%
Chemicals - 3.2%
Axalta Coating Systems Ltd. (a)	347,434	11,117,888
C. Uyemura & Co. Ltd.	86,497	5,715,192
Celanese Corp. Class A	78,634	9,859,917
Chase Corp.	74,556	9,385,855
Daishin-Chemical Co. Ltd.	15,161	129,374
EcoGreen International Group Ltd. (a)(d)	5,581,505	1,087,831
Element Solutions, Inc.	417,515	8,751,114
FMC Corp.	112,705	10,845,602
Fujikura Kasei Co., Ltd.	207,488	673,809
Gujarat Narmada Valley Fertilizers Co.	194,742	1,403,970
Gujarat State Fertilizers & Chemicals Ltd.	1,815,587	3,634,927
Huntsman Corp.	436,994	13,009,311
Jcu Corp.	41,056	975,428
KPX Holdings Corp.	145	5,629
LyondellBasell Industries NV Class A	233,128	23,047,034
Miwon Commercial Co. Ltd.	2,800	369,471
Muto Seiko Co. Ltd.	23,062	249,805
Scientex Bhd	9,800	7,737
SK Kaken Co. Ltd.	21,810	1,128,328
Soken Chemical & Engineer Co. Ltd.	19,984	269,562
Soulbrain Co. Ltd.	9,000	1,919,435
T&K Toka Co. Ltd.	126,738	1,061,013
Tronox Holdings PLC	229,009	3,043,530
Yip's Chemical Holdings Ltd.	2,540,852	638,561
		108,330,323
Construction Materials - 0.6%
Buzzi SpA	46,114	1,310,149
Eagle Materials, Inc.	38,391	7,078,149
GCC S.A.B. de CV	37,826	367,485
Mitani Sekisan Co. Ltd.	107,840	3,653,666
RHI Magnesita NV	32,248	1,236,598
Vertex Corp.	3,253	35,579
West China Cement Ltd.	554,534	56,883
Wienerberger AG	171,197	5,613,051
		19,351,560
Containers & Packaging - 0.7%
Chuoh Pack Industry Co. Ltd.	43,405	396,935
Corticeira Amorim SGPS SA	156,652	1,774,060
Kohsoku Corp.	193,427	2,906,877
Mayr-Melnhof Karton AG	20,942	3,195,971
Packaging Corp. of America	68,684	10,532,691
Silgan Holdings, Inc.	29,034	1,273,141
The Pack Corp.	148,132	3,456,917
		23,536,592
Metals & Mining - 0.5%
Boliden AB	17,344	510,941
CI Resources Ltd.	47,388	34,377
CK-SAN-ETSU Co. Ltd.	4,154	124,972
Commercial Metals Co.	14,535	831,693
Hill & Smith Holdings PLC	58,772	1,190,207
Mount Gibson Iron Ltd. (a)	2,096,905	661,991
Pacific Metals Co. Ltd. (a)	71,996	840,582
Tohoku Steel Co. Ltd.	50,073	635,306
Tokyo Tekko Co. Ltd.	85,074	2,072,059
Warrior Metropolitan Coal, Inc.	184,817	8,178,152
Webco Industries, Inc. (a)	834	134,274
		15,214,554
Paper & Forest Products - 0.7%
Stella-Jones, Inc.	272,407	13,832,611
Sylvamo Corp.	165,067	8,099,838
Western Forest Products, Inc.	151,908	118,656
		22,051,105
TOTAL MATERIALS		188,484,134
REAL ESTATE - 0.6%
Real Estate Management & Development - 0.6%
Anabuki Kosan, Inc. (c)	20,892	319,551
Jones Lang LaSalle, Inc. (a)	76,624	12,761,727
LSL Property Services PLC	131,115	454,319
Real Matters, Inc. (a)	316,805	1,669,734
Relo Group, Inc.	22,272	307,157
Robinsons Land Corp.	2,704,746	738,733
Savills PLC	263,251	3,290,592
Selvaag Bolig ASA	57,357	181,663
Servcorp Ltd.	97,877	193,945
Tejon Ranch Co. (a)	55,345	974,625
		20,892,046
UTILITIES - 1.6%
Electric Utilities - 1.4%
PG&E Corp. (a)	2,718,351	47,870,161
Power Grid Corp. of India Ltd.	4,300	13,911
Southern Co.	12,000	868,080
		48,752,152
Gas Utilities - 0.1%
China Resource Gas Group Ltd.	461,204	1,590,787
GAIL India Ltd.	539,843	781,801
		2,372,588
Independent Power and Renewable Electricity Producers - 0.1%
Mega First Corp. Bhd	3,644,000	2,675,014
Vistra Corp.	20,000	561,200
		3,236,214
TOTAL UTILITIES		54,360,954
TOTAL COMMON STOCKS (Cost $2,634,115,811)		3,217,097,503

Nonconvertible Bonds - 0.0%
	Principal Amount (e)	Value ($)
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Bristow Group, Inc. 6.25% (d)(f) (Cost $0)	388,666	0

Money Market Funds - 4.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.32% (g)	109,011,555	109,033,357
Fidelity Securities Lending Cash Central Fund 5.32% (g)(h)	33,472,105	33,475,452
TOTAL MONEY MARKET FUNDS (Cost $142,508,808)		142,508,809

TOTAL INVESTMENT IN SECURITIES - 100.9% (Cost $2,776,624,619)	3,359,606,312
NET OTHER ASSETS (LIABILITIES) - (0.9)%	(28,622,635)
NET ASSETS - 100.0%	3,330,983,677

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,262,607 or 0.2% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)	Level 3 security
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Non-income producing - Security is in default.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.32%	229,608,615	864,390,409	984,965,667	7,205,624	-	-	109,033,357	0.3%
Fidelity Securities Lending Cash Central Fund 5.32%	22,594,633	279,543,112	268,662,293	83,743	-	-	33,475,452	0.1%
Total	252,203,248	1,143,933,521	1,253,627,960	7,289,367	-	-	142,508,809

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	47,497,969	47,497,969	-	-
Consumer Discretionary	520,372,213	520,187,499	14,031	170,683
Consumer Staples	246,280,545	246,280,537	-	8
Energy	312,140,612	312,140,612	-	-
Financials	414,992,381	414,992,381	-	-
Health Care	415,282,052	399,570,297	15,711,755	-
Industrials	520,207,575	520,199,453	-	8,122
Information Technology	476,587,022	458,401,260	18,185,762	-
Materials	188,484,134	187,396,303	-	1,087,831
Real Estate	20,892,046	20,892,046	-	-
Utilities	54,360,954	54,360,954	-	-

Corporate Bonds	-	-	-	-

Money Market Funds	142,508,809	142,508,809	-	-
Total Investments in Securities:	3,359,606,312	3,324,428,120	33,911,548	1,266,644
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value (including securities loaned of $33,071,095) - See accompanying schedule:
Unaffiliated issuers (cost $2,634,115,811)	$3,217,097,503
Fidelity Central Funds (cost $142,508,808)	142,508,809

Total Investment in Securities (cost $2,776,624,619)		$3,359,606,312
Foreign currency held at value (cost $3,662,148)		3,679,197
Receivable for investments sold		3,542,352
Receivable for fund shares sold		1,898,559
Dividends receivable		5,275,229
Distributions receivable from Fidelity Central Funds		524,503
Other receivables		59,197
Total assets		3,374,585,349
Liabilities
Payable for investments purchased	$4,387,496
Payable for fund shares redeemed	2,835,583
Accrued management fee	1,363,066
Other payables and accrued expenses	1,541,483
Collateral on securities loaned	33,474,044
Total Liabilities		43,601,672
Net Assets		$3,330,983,677
Net Assets consist of:
Paid in capital		$2,625,950,506
Total accumulated earnings (loss)		705,033,171
Net Assets		$3,330,983,677
Net Asset Value, offering price and redemption price per share ($3,330,983,677 ÷ 218,730,169 shares)		$15.23

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$70,151,296
Income from Fidelity Central Funds (including $83,743 from security lending)		7,289,367
Total Income		77,440,663
Expenses
Management fee	$15,160,243
Independent trustees' fees and expenses	15,149
Interest	20,204
Total expenses before reductions	15,195,596
Expense reductions	(2,477)
Total expenses after reductions		15,193,119
Net Investment income (loss)		62,247,544
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $692,112)	93,366,460
Foreign currency transactions	(131,777)
Total net realized gain (loss)		93,234,683
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $495,055)	182,472,590
Assets and liabilities in foreign currencies	31,345
Total change in net unrealized appreciation (depreciation)		182,503,935
Net gain (loss)		275,738,618
Net increase (decrease) in net assets resulting from operations		$337,986,162
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$62,247,544	$46,920,261
Net realized gain (loss)	93,234,683	74,276,978
Change in net unrealized appreciation (depreciation)	182,503,935	(216,742,879)
Net increase (decrease) in net assets resulting from operations	337,986,162	(95,545,640)
Distributions to shareholders	(100,231,371)	(154,968,654)

Share transactions
Proceeds from sales of shares	845,051,056	911,723,878
Reinvestment of distributions	100,231,371	154,968,654
Cost of shares redeemed	(707,363,698)	(897,913,232)

Net increase (decrease) in net assets resulting from share transactions	237,918,729	168,779,300
Total increase (decrease) in net assets	475,673,520	(81,734,994)

Net Assets
Beginning of period	2,855,310,157	2,937,045,151
End of period	$3,330,983,677	$2,855,310,157

Other Information
Shares
Sold	60,030,634	61,872,312
Issued in reinvestment of distributions	7,285,754	10,370,110
Redeemed	(49,989,301)	(60,141,009)
Net increase (decrease)	17,327,087	12,101,413

Fidelity® Low-Priced Stock K6 Fund

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$14.18	$15.52	$10.82	$11.19	$11.52
Income from Investment Operations
Net investment income (loss) A,B	.29	.24	.17	.20	.20
Net realized and unrealized gain (loss)	1.25	(.76)	4.72	(.27)	(.29)
Total from investment operations	1.54	(.52)	4.89	(.07)	(.09)
Distributions from net investment income	(.22)	(.20)	(.19)	(.22)	(.17)
Distributions from net realized gain	(.27)	(.63)	-	(.08)	(.06)
Total distributions	(.49)	(.82) C	(.19)	(.30)	(.24) C
Net asset value, end of period	$15.23	$14.18	$15.52	$10.82	$11.19
Total Return D	11.23%	(3.56)%	45.81%	(.74)%	(.73)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.50%	.50%	.50%	.50%	.50%
Expenses net of all reductions	.50%	.50%	.50%	.50%	.50%
Net investment income (loss)	2.06%	1.63%	1.23%	1.86%	1.85%
Supplemental Data
Net assets, end of period (000 omitted)	$3,330,984	$2,855,310	$2,937,045	$1,861,492	$1,923,317
Portfolio turnover rate G,H	48%	25%	27%	21%	20%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GPortfolio turnover rate excludes securities received or delivered in-kind.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended July 31, 2023

1. Organization.
Fidelity Low-Priced Stock K6 Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$706,851,436
Gross unrealized depreciation	(133,543,365)
Net unrealized appreciation (depreciation)	$573,308,071
Tax Cost	$2,786,298,241

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$46,167,336
Undistributed long-term capital gain	$87,061,757
Net unrealized appreciation (depreciation) on securities and other investments	$573,288,870

The tax character of distributions paid was as follows:

	July 31, 2023	July 31, 2022
Ordinary Income	$45,420,285	$39,823,107
Long-term Capital Gains	54,811,086	115,145,547
Total	$100,231,371	$154,968,654

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Low-Priced Stock K6 Fund	1,484,262,357	1,345,239,873

Unaffiliated Exchanges In-Kind.  Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Low-Priced Stock K6 Fund	13,633,983	189,662,629

Prior Year Unaffiliated Exchanges In-Kind.  Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Low-Priced Stock K6 Fund	19,440,680	278,707,902
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .50% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Low-Priced Stock K6 Fund	$26,459

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Low-Priced Stock K6 Fund	Borrower	$ 35,899,000	5.07%	$20,204

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Low-Priced Stock K6 Fund	163,787,176	72,157,867	2,868,863
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Low-Priced Stock K6 Fund	$8,954	$33	$-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $2,477.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Low-Priced Stock K6 Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Low-Priced Stock K6 Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the "Fund") as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, the statement of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the five years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 14, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 321 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2023 to July 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Expenses Paid During Period- C February 1, 2023 to July 31, 2023

Fidelity® Low-Priced Stock K6 Fund	.50%
Actual		$ 1,000	$ 1,029.70	$ 2.52
Hypothetical-B		$ 1,000	$ 1,022.32	$ 2.51

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2023, $87,412,287, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $3,363,415 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 63% and 79% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Low-Priced Stock K6 Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.  The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.9883999.106
LPSK6-ANN-0923
Fidelity® Series Intrinsic Opportunities Fund

Annual Report
July 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series Intrinsic Opportunities Fund	13.61%	10.17%	11.15%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series Intrinsic Opportunities Fund on July 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index and Russell 3000® Index performed over the same period.

Effective March 31, 2023, the fund's benchmark changed from the Russel 3000® Index to the Russel 2000® Index.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.
Comments from Portfolio Managers Co-Managers Sam Chamovitz, Morgen Peck and Joel Tillinghast:
For the fiscal year ending July 31, 2023, the fund gained 13.61%, versus 12.01% for the Russell 3000® and Russell 2000® Linked Index and 7.91% for the broad-based Russell 2000® Index. Relative to the benchmark, sector and industry positioning notably contributed to the fund's performance, especially an overweight in the health care sector. Security selection in consumer discretionary also contributed to performance versus the benchmark. Stock choices and an underweight in utilities meaningfully boosted relative performance as well. The fund's stake in PG&E gained 63% and was the top individual relative contributor. PG&E was among our largest holdings. This period we decreased our investment in PG&E. Not owning Amazon.com, a benchmark component that returned roughly -23%, was the fund's second-largest relative contributor. Another notable relative contributor was our stake in Builders FirstSource (+110%). This period we decreased our overweight stake in Builders FirstSource. In contrast, the primary detractor from performance versus the benchmark was stock picking in energy. Also hurting our result were security selection in information technology and financials. The largest individual relative detractor this period was avoiding Nvidia, a benchmark component that gained 53%. A higher-than-index stake in Concentrix returned -37% and was the fund's second-largest relative detractor. Another notable relative detractor was our overweight position in Antero Resources (-32%). Antero Resources was among the biggest holdings at period end. Notable changes in positioning include increased exposure to the information technology and industrials sectors.
Note to shareholders:
On April 1, 2023, the fund's benchmark changed from the Russell 3000® Index to the Russell 2000® Index, better reflecting the portfolio's desired investment exposure.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Wells Fargo & Co.	2.0
Sprouts Farmers Market LLC	1.9
PG&E Corp.	1.6
UnitedHealth Group, Inc.	1.3
Antero Resources Corp.	1.3
Dell Technologies, Inc.	1.3
Ovintiv, Inc.	1.3
Seagate Technology Holdings PLC	1.2
Cigna Group	1.2
Elevance Health, Inc.	1.2
14.3

Market Sectors (% of Fund's net assets)

Industrials	20.0
Financials	16.6
Consumer Discretionary	14.8
Information Technology	13.7
Health Care	10.7
Energy	8.0
Materials	6.2
Consumer Staples	4.0
Communication Services	2.1
Utilities	1.6
Real Estate	0.9

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 98.6%
	Shares	Value ($)
COMMUNICATION SERVICES - 2.1%
Entertainment - 0.5%
International Games Systems Co. Ltd.	140,000	2,725,656
Warner Bros Discovery, Inc. (a)	894,700	11,693,729
		14,419,385
Interactive Media & Services - 0.5%
Cars.com, Inc. (a)	649,900	14,824,219
Media - 1.1%
Comcast Corp. Class A	259,400	11,740,444
Nexstar Broadcasting Group, Inc. Class A	40,600	7,580,832
Pico Far East Holdings Ltd.	10,600,000	1,848,466
Reach PLC	2,397,800	2,614,096
Thryv Holdings, Inc. (a)	226,559	5,369,448
		29,153,286
TOTAL COMMUNICATION SERVICES		58,396,890
CONSUMER DISCRETIONARY - 14.8%
Automobile Components - 3.2%
Adient PLC (a)	706,200	30,055,872
Brembo SpA	25,000	353,764
Cie Automotive SA	274,100	8,583,102
DaikyoNishikawa Corp.	303,553	1,687,769
LCI Industries (b)	75,800	10,329,266
Lear Corp.	95,900	14,841,484
Patrick Industries, Inc.	274,000	23,714,700
		89,565,957
Automobiles - 0.4%
Harley-Davidson, Inc.	280,600	10,833,966
Broadline Retail - 1.1%
B&M European Value Retail SA	1,267,300	8,997,186
Big Lots, Inc. (b)	406,500	4,166,625
Europris ASA (c)	616,426	3,740,504
Next PLC	153,200	13,857,018
		30,761,333
Distributors - 0.2%
Autohellas SA	301,356	4,526,117
Harima-Kyowa Co. Ltd.	22,500	251,467
		4,777,584
Diversified Consumer Services - 0.3%
H&R Block, Inc.	244,100	8,204,201
Hotels, Restaurants & Leisure - 0.3%
Brinker International, Inc. (a)	229,200	9,002,976
Household Durables - 2.7%
Ace Bed Co. Ltd.	107,175	2,168,295
D.R. Horton, Inc.	75,900	9,640,818
Helen of Troy Ltd. (a)(b)	193,100	27,285,030
Tempur Sealy International, Inc.	454,000	20,262,020
TopBuild Corp. (a)	52,800	14,463,504
		73,819,667
Specialty Retail - 4.4%
Academy Sports & Outdoors, Inc.	160,600	9,602,274
Arcland Sakamoto Co. Ltd.	525,000	6,041,015
AutoZone, Inc. (a)	5,700	14,145,804
Dick's Sporting Goods, Inc.	171,100	24,125,100
Foot Locker, Inc. (b)	435,000	11,688,450
JD Sports Fashion PLC	4,807,700	9,730,030
Jumbo SA	261,127	7,792,142
Maisons du Monde SA (c)	251,500	2,638,041
Mr. Bricolage SA (a)	169,833	1,617,094
Sally Beauty Holdings, Inc. (a)	725,200	8,680,644
Sportsman's Warehouse Holdings, Inc. (a)	53,692	338,260
The Hour Glass Ltd.	1,753,400	2,742,675
Valvoline, Inc.	233,300	8,858,401
Williams-Sonoma, Inc. (b)	106,600	14,779,024
		122,778,954
Textiles, Apparel & Luxury Goods - 2.2%
Best Pacific International Holdings Ltd.	9,745,822	1,287,130
Crocs, Inc. (a)	93,600	10,141,560
Kontoor Brands, Inc. (b)	389,500	16,499,220
Levi Strauss & Co. Class A (b)	592,600	8,930,482
PVH Corp.	195,200	17,497,728
Wolverine World Wide, Inc.	551,396	6,986,187
		61,342,307
TOTAL CONSUMER DISCRETIONARY		411,086,945
CONSUMER STAPLES - 4.0%
Beverages - 0.1%
Jinro Distillers Co. Ltd.	176,146	1,867,998
Consumer Staples Distribution & Retail - 3.4%
Acomo NV	207,900	4,708,873
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	239,200	12,110,107
BJ's Wholesale Club Holdings, Inc. (a)	307,500	20,390,325
MARR SpA	377,200	5,864,302
OM2 Network Co. Ltd.	77,100	639,497
Sprouts Farmers Market LLC (a)(b)	1,306,100	51,264,425
		94,977,529
Food Products - 0.1%
Armanino Foods of Distinction	23,700	100,251
LDC SA	8,650	1,207,856
S Foods, Inc.	68,100	1,603,592
		2,911,699
Household Products - 0.0%
Transaction Co. Ltd.	32,500	404,351
Personal Care Products - 0.4%
Sarantis SA	1,117,484	9,350,207
TOTAL CONSUMER STAPLES		109,511,784
ENERGY - 8.0%
Energy Equipment & Services - 0.2%
Liberty Oilfield Services, Inc. Class A	384,200	6,327,774
Oil, Gas & Consumable Fuels - 7.8%
Antero Resources Corp. (a)	1,359,953	36,378,743
Chord Energy Corp.	180,200	28,262,568
Civitas Resources, Inc.	198,408	14,852,823
Diamondback Energy, Inc.	189,000	27,843,480
Enterprise Products Partners LP	334,000	8,854,340
Ovintiv, Inc.	747,000	34,429,230
Range Resources Corp.	1,062,600	33,397,518
Southwestern Energy Co. (a)	2,919,500	18,918,360
TotalEnergies SE sponsored ADR	201,083	12,235,901
		215,172,963
TOTAL ENERGY		221,500,737
FINANCIALS - 16.6%
Banks - 8.4%
Associated Banc-Corp.	993,100	18,819,245
Bar Harbor Bankshares	183,272	5,005,158
Cadence Bank	567,400	14,213,370
Camden National Corp.	44,343	1,533,381
Community Trust Bancorp, Inc.	58,500	2,245,230
East West Bancorp, Inc.	26,300	1,636,123
F & M Bank Corp.	128,594	2,854,105
First Bancorp, Puerto Rico	540,800	8,030,880
First Foundation, Inc.	98,200	717,842
FNB Corp., Pennsylvania	838,300	10,721,857
Greene County Bancorp, Inc. (b)	240,400	8,284,184
Nicolet Bankshares, Inc.	79,800	6,675,270
Plumas Bancorp (b)	132,350	4,788,423
QCR Holdings, Inc.	237,500	12,167,125
Southern Missouri Bancorp, Inc. (b)	148,300	7,128,781
Synovus Financial Corp.	485,900	16,472,010
United Community Bank, Inc.	526,400	15,302,448
Washington Trust Bancorp, Inc.	168,900	5,414,934
Webster Financial Corp.	383,700	18,156,684
Wells Fargo & Co.	1,218,300	56,236,723
West Bancorp., Inc.	252,500	5,065,150
Wintrust Financial Corp.	124,900	10,536,564
		232,005,487
Capital Markets - 2.5%
Federated Hermes, Inc.	363,100	12,283,673
Lazard Ltd. Class A	477,600	16,763,760
LPL Financial	44,900	10,298,264
Raymond James Financial, Inc.	222,200	24,457,554
Stifel Financial Corp.	79,800	5,070,492
Van Lanschot Kempen NV (Bearer)	24,700	809,298
		69,683,041
Consumer Finance - 1.6%
Aeon Credit Service (Asia) Co. Ltd.	5,878,000	4,175,476
Discover Financial Services	298,832	31,541,718
OneMain Holdings, Inc.	218,700	9,946,476
		45,663,670
Financial Services - 0.7%
Federal Agricultural Mortgage Corp. Class C (non-vtg.)	8,400	1,350,300
FleetCor Technologies, Inc. (a)	65,800	16,378,278
Zenkoku Hosho Co. Ltd.	42,500	1,490,405
		19,218,983
Insurance - 3.4%
American Financial Group, Inc.	58,800	7,150,668
ASR Nederland NV	106,100	4,816,765
First American Financial Corp.	102,400	6,490,112
NN Group NV	130,332	4,998,305
Primerica, Inc.	30,700	6,529,890
Reinsurance Group of America, Inc.	172,800	24,252,480
Selective Insurance Group, Inc.	169,500	17,490,705
Talanx AG	178,312	10,920,210
Unum Group	236,800	11,510,848
		94,159,983
TOTAL FINANCIALS		460,731,164
HEALTH CARE - 10.7%
Biotechnology - 1.1%
Gilead Sciences, Inc.	244,200	18,593,388
United Therapeutics Corp. (a)	48,100	11,674,832
		30,268,220
Health Care Equipment & Supplies - 0.5%
Envista Holdings Corp. (a)	380,200	13,082,682
InBody Co. Ltd.	27,900	612,493
Value Added Technology Co. Ltd.	55,500	1,548,520
		15,243,695
Health Care Providers & Services - 8.0%
Centene Corp. (a)	423,400	28,829,306
Cigna Group	114,300	33,729,930
Elevance Health, Inc.	70,900	33,438,567
Humana, Inc.	52,400	23,937,892
Laboratory Corp. of America Holdings	87,500	18,718,875
Quest Diagnostics, Inc.	82,600	11,168,346
Sinopharm Group Co. Ltd. (H Shares)	3,877,437	12,155,988
UnitedHealth Group, Inc.	73,200	37,066,284
Universal Health Services, Inc. Class B	174,100	24,192,936
		223,238,124
Life Sciences Tools & Services - 0.6%
ICON PLC (a)	62,100	15,612,561
Pharmaceuticals - 0.5%
Genomma Lab Internacional SA de CV	2,000,000	1,792,774
Jazz Pharmaceuticals PLC (a)	73,500	9,585,870
Sanofi SA	18,500	1,973,664
		13,352,308
TOTAL HEALTH CARE		297,714,908
INDUSTRIALS - 20.0%
Aerospace & Defense - 1.3%
Cadre Holdings, Inc. (b)	793,000	18,453,110
Huntington Ingalls Industries, Inc.	72,500	16,651,075
Leonardo DRS, Inc. (a)(b)	88,400	1,475,396
		36,579,581
Air Freight & Logistics - 0.2%
Compania de Distribucion Integral Logista Holdings SA	124,500	3,465,998
Hamakyorex Co. Ltd.	95,200	2,626,507
		6,092,505
Building Products - 2.2%
Builders FirstSource, Inc. (a)	161,900	23,383,217
Euro Ceramics Ltd. (a)(d)	5,000	64
Hayward Holdings, Inc. (a)(b)	1,375,400	18,375,344
Masonite International Corp. (a)	173,100	18,097,605
		59,856,230
Commercial Services & Supplies - 0.7%
Civeo Corp. (a)	192,958	3,770,399
CoreCivic, Inc. (a)	278,700	2,703,390
VSE Corp.	225,600	12,126,000
		18,599,789
Construction & Engineering - 1.0%
Boustead Singapore Ltd.	1,438,300	962,652
Bowman Consulting Group Ltd. (a)	79,500	2,754,675
EMCOR Group, Inc.	111,000	23,869,440
Kawasaki Setsubi Kogyo Co. Ltd.	15,383	53,308
Watanabe Sato Co. Ltd.	28,200	510,619
		28,150,694
Electrical Equipment - 1.4%
Acuity Brands, Inc.	95,400	15,763,896
AQ Group AB	187,304	7,962,698
GrafTech International Ltd.	1,697,700	8,963,856
nVent Electric PLC	129,400	6,842,672
		39,533,122
Ground Transportation - 0.3%
Stef SA	65,760	7,967,804
Universal Logistics Holdings, Inc.	2,922	90,845
		8,058,649
Machinery - 4.0%
Crane Co. (b)	264,400	24,771,636
Crane Nxt Co.	305,400	18,064,410
Daiwa Industries Ltd.	598,600	6,084,248
EnPro Industries, Inc.	50,100	6,952,878
ESAB Corp.	100,100	6,876,870
Estic Corp.	45,790	317,036
Fujimak Corp.	60,000	309,141
Hillenbrand, Inc.	320,200	16,631,188
Hy-Lok Corp.	17,000	366,551
ITT, Inc.	192,700	19,192,920
JOST Werke AG (c)	113,400	6,608,215
Miller Industries, Inc.	17,500	663,950
TK Group Holdings Ltd.	14,177,000	2,672,196
Tocalo Co. Ltd.	149,700	1,519,466
		111,030,705
Passenger Airlines - 0.2%
Jet2 PLC	420,007	6,058,540
Professional Services - 5.0%
Altech Corp.	35,953	713,930
Barrett Business Services, Inc.	42,300	3,837,879
CACI International, Inc. Class A (a)	82,800	29,016,432
Concentrix Corp.	170,000	14,150,800
E-Credible Co. Ltd.	62,400	692,997
Genpact Ltd.	574,900	20,748,141
KBR, Inc.	427,500	26,286,975
Maximus, Inc.	159,300	13,342,968
Quick Co. Ltd.	93,627	1,602,515
Science Applications International Corp.	78,626	9,540,479
Verra Mobility Corp. (a)	756,900	15,887,331
Will Group, Inc.	102,800	813,642
		136,634,089
Trading Companies & Distributors - 3.7%
AerCap Holdings NV (a)	70,400	4,492,224
Alligo AB (B Shares)	357,987	3,870,167
Beacon Roofing Supply, Inc. (a)	212,700	18,222,009
Core & Main, Inc. (a)(b)	337,400	10,665,214
Ferguson PLC	105,000	16,970,100
Global Industrial Co.	2,200	62,700
Itochu Corp.	224,100	9,057,569
Mitani Shoji Co. Ltd.	2,090,600	20,308,644
Momentum Group Komponenter & Tjanster AB	450,000	4,574,213
Rush Enterprises, Inc. Class A	204,700	13,239,996
Totech Corp.	21,881	815,164
		102,278,000
TOTAL INDUSTRIALS		552,871,904
INFORMATION TECHNOLOGY - 13.7%
Electronic Equipment, Instruments & Components - 6.4%
Advanced Energy Industries, Inc.	226,600	28,365,788
CDW Corp.	141,200	26,414,284
Daido Signal Co. Ltd.	288,100	874,841
Flex Ltd. (a)	661,100	18,087,696
Insight Enterprises, Inc. (a)	161,300	23,661,097
Jabil, Inc.	191,300	21,171,171
Kingboard Chemical Holdings Ltd.	1,955,000	5,414,610
Methode Electronics, Inc. Class A	441,200	14,841,968
Redington (India) Ltd.	739,442	1,621,126
Riken Keiki Co. Ltd.	25,400	958,760
TD SYNNEX Corp.	212,150	20,941,327
Vontier Corp.	388,500	12,016,305
VSTECS Holdings Ltd.	5,327,600	2,698,332
		177,067,305
IT Services - 2.4%
Amdocs Ltd.	261,600	24,496,224
Cognizant Technology Solutions Corp. Class A	425,400	28,089,162
Societe Pour L'Informatique Industrielle SA	54,600	3,193,740
Sopra Steria Group	36,600	7,955,784
TDC Soft, Inc.	146,707	2,005,730
		65,740,640
Semiconductors & Semiconductor Equipment - 2.2%
Micron Technology, Inc.	240,000	17,133,600
MKS Instruments, Inc. (b)	206,500	22,543,605
Renesas Electronics Corp. (a)	515,400	9,944,046
Skyworks Solutions, Inc.	112,600	12,878,062
		62,499,313
Software - 0.1%
Cresco Ltd.	110,400	1,607,906
System Research Co. Ltd.	93,800	1,692,508
		3,300,414
Technology Hardware, Storage & Peripherals - 2.6%
Dell Technologies, Inc.	669,900	35,451,108
MCJ Co. Ltd.	366,800	2,908,308
Seagate Technology Holdings PLC	534,200	33,921,700
		72,281,116
TOTAL INFORMATION TECHNOLOGY		380,888,788
MATERIALS - 6.2%
Chemicals - 4.4%
Axalta Coating Systems Ltd. (a)	500,300	16,009,600
C. Uyemura & Co. Ltd.	86,800	5,735,212
Celanese Corp. Class A	92,000	11,535,880
EcoGreen International Group Ltd. (a)(d)	1,000,000	194,899
Element Solutions, Inc.	647,400	13,569,504
Huntsman Corp.	622,500	18,531,825
LyondellBasell Industries NV Class A	330,400	32,663,344
Soulbrain Co. Ltd.	29,800	6,355,461
Tronox Holdings PLC	1,220,900	16,225,761
		120,821,486
Construction Materials - 1.0%
Eagle Materials, Inc.	78,900	14,546,793
RHI Magnesita NV	139,500	5,349,336
Wienerberger AG	260,200	8,531,201
		28,427,330
Containers & Packaging - 0.8%
Mayr-Melnhof Karton AG	42,800	6,531,734
Packaging Corp. of America	86,700	13,295,445
Silgan Holdings, Inc.	56,700	2,486,295
		22,313,474
TOTAL MATERIALS		171,562,290
REAL ESTATE - 0.9%
Real Estate Management & Development - 0.9%
Jones Lang LaSalle, Inc. (a)	151,200	25,182,360
UTILITIES - 1.6%
Electric Utilities - 1.6%
PG&E Corp. (a)	2,545,400	44,824,494
TOTAL COMMON STOCKS (Cost $2,158,178,638)		2,734,272,264

Money Market Funds - 5.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.32% (e)	34,449,714	34,456,604
Fidelity Securities Lending Cash Central Fund 5.32% (e)(f)	108,601,883	108,612,743
TOTAL MONEY MARKET FUNDS (Cost $143,069,347)		143,069,347

TOTAL INVESTMENT IN SECURITIES - 103.8% (Cost $2,301,247,985)	2,877,341,611
NET OTHER ASSETS (LIABILITIES) - (3.8)%	(105,591,034)
NET ASSETS - 100.0%	2,771,750,577

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,986,760 or 0.5% of net assets.

(d)	Level 3 security
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.32%	883,316,699	3,559,164,665	4,408,024,760	12,410,966	-	-	34,456,604	0.1%
Fidelity Securities Lending Cash Central Fund 5.32%	102,127,498	1,191,082,117	1,184,596,872	228,725	-	-	108,612,743	0.4%
Total	985,444,197	4,750,246,782	5,592,621,632	12,639,691	-	-	143,069,347

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Chori Co. Ltd.	19,661,103	-	19,018,649	117,212	3,170,657	(3,813,111)	-
Fujimak Corp.	4,239,241	-	3,728,386	72,903	(622,722)	421,008	-
G-Tekt Corp.	25,874,675	-	26,066,784	308,704	(6,016,109)	6,208,218	-
Gendai Agency, Inc.	2,249,460	-	2,299,493	32,318	(2,939,971)	2,990,004	-
Gwangju Shinsegae Co. Ltd.	10,317,294	-	10,780,053	402,691	(8,346,540)	8,809,299	-
Jinro Distillers Co. Ltd.	7,066,028	-	3,199,551	92,051	(3,605,804)	1,607,325	-
MegaStudyEdu Co. Ltd.	46,771,477	-	38,935,328	-	21,708,197	(29,544,346)	-
Sansei Co. Ltd.	2,312,145	-	1,937,559	-	485,303	(859,889)	-
TBK Co. Ltd.	4,315,159	-	3,282,699	-	(6,161,684)	5,129,224	-
Zappallas, Inc.	1,764,867	-	1,678,926	-	(4,643,990)	4,558,049	-
Total	124,571,449	-	110,927,428	1,025,879	(6,972,663)	(4,494,219)	-

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	58,396,890	58,396,890	-	-
Consumer Discretionary	411,086,945	411,086,945	-	-
Consumer Staples	109,511,784	109,511,784	-	-
Energy	221,500,737	221,500,737	-	-
Financials	460,731,164	460,731,164	-	-
Health Care	297,714,908	295,741,244	1,973,664	-
Industrials	552,871,904	552,871,840	-	64
Information Technology	380,888,788	370,944,742	9,944,046	-
Materials	171,562,290	171,367,391	-	194,899
Real Estate	25,182,360	25,182,360	-	-
Utilities	44,824,494	44,824,494	-	-

Money Market Funds	143,069,347	143,069,347	-	-
Total Investments in Securities:	2,877,341,611	2,865,228,938	11,917,710	194,963
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value (including securities loaned of $106,231,173) - See accompanying schedule:
Unaffiliated issuers (cost $2,158,178,638)	$2,734,272,264
Fidelity Central Funds (cost $143,069,347)	143,069,347

Total Investment in Securities (cost $2,301,247,985)		$2,877,341,611
Foreign currency held at value (cost $83,168)		82,807
Receivable for investments sold		36,914,609
Receivable for fund shares sold		5,486
Dividends receivable		2,195,965
Reclaims receivable		7,887,291
Distributions receivable from Fidelity Central Funds		190,566
Other receivables		478,777
Total assets		2,925,097,112
Liabilities
Payable for investments purchased	$1,236,471
Payable for fund shares redeemed	43,284,023
Other payables and accrued expenses	240,874
Collateral on securities loaned	108,585,167
Total Liabilities		153,346,535
Net Assets		$2,771,750,577
Net Assets consist of:
Paid in capital		$1,681,910,400
Total accumulated earnings (loss)		1,089,840,177
Net Assets		$2,771,750,577
Net Asset Value, offering price and redemption price per share ($2,771,750,577 ÷ 214,374,429 shares)		$12.93

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends (including $1,025,879 earned from affiliated issuers)		$73,752,047
Foreign Tax Reclaims		5,490,092
Interest		316,336
Income from Fidelity Central Funds (including $228,725 from security lending)		12,639,691
Income before foreign taxes withheld		$92,198,166
Less foreign taxes withheld		(2,511,223)
Total Income		89,686,943
Expenses
Custodian fees and expenses	$354,940
Independent trustees' fees and expenses	27,530
Total expenses before reductions	382,470
Expense reductions	(239,498)
Total expenses after reductions		142,972
Net Investment income (loss)		89,543,971
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $2,963,088)	1,972,315,248
Affiliated issuers	(6,972,663)
Foreign currency transactions	(891,884)
Futures contracts	(501,017)
Total net realized gain (loss)		1,963,949,684
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of decrease in deferred foreign taxes of $3,275,540)	(1,686,306,636)
Affiliated issuers	(4,494,219)
Assets and liabilities in foreign currencies	355,912
Futures contracts	(20,966,473)
Total change in net unrealized appreciation (depreciation)		(1,711,411,416)
Net gain (loss)		252,538,268
Net increase (decrease) in net assets resulting from operations		$342,082,239
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$89,543,971	$246,249,930
Net realized gain (loss)	1,963,949,684	2,050,263,960
Change in net unrealized appreciation (depreciation)	(1,711,411,416)	(2,227,550,825)
Net increase (decrease) in net assets resulting from operations	342,082,239	68,963,065
Distributions to shareholders	(2,290,889,691)	(2,341,123,420)

Share transactions
Proceeds from sales of shares	367,791,224	1,008,422,550
Reinvestment of distributions	2,290,889,691	2,341,123,420
Cost of shares redeemed	(5,559,972,706)	(7,346,888,130)

Net increase (decrease) in net assets resulting from share transactions	(2,901,291,791)	(3,997,342,160)
Total increase (decrease) in net assets	(4,850,099,243)	(6,269,502,515)

Net Assets
Beginning of period	7,621,849,820	13,891,352,335
End of period	$2,771,750,577	$7,621,849,820

Other Information
Shares
Sold	28,466,662	50,423,635
Issued in reinvestment of distributions	172,732,746	119,292,853
Redeemed	(391,811,728)	(384,509,527)
Net increase (decrease)	(190,612,320)	(214,793,039)

Fidelity® Series Intrinsic Opportunities Fund

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$18.82	$22.41	$15.29	$16.42	$18.79
Income from Investment Operations
Net investment income (loss) A,B	.31	.40	.40	.38	.44
Net realized and unrealized gain (loss)	1.30	(.31)	7.49	(.65)	(1.37)
Total from investment operations	1.61	.09	7.89	(.27)	(.93)
Distributions from net investment income	(.35)	(.51)	(.44)	(.45)	(.42)
Distributions from net realized gain	(7.15)	(3.17)	(.33)	(.40)	(1.02)
Total distributions	(7.50)	(3.68)	(.77)	(.86) C	(1.44)
Net asset value, end of period	$12.93	$18.82	$22.41	$15.29	$16.42
Total Return D	13.61%	.18%	53.18%	(1.89)%	(5.13)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	-% G	-% G	-% G	.01%	.01%
Expenses net of all reductions	-% G	-% G	-% G	.01%	.01%
Net investment income (loss)	2.29%	1.99%	2.08%	2.46%	2.61%
Supplemental Data
Net assets, end of period (000 omitted)	$2,771,751	$7,621,850	$13,891,352	$11,787,708	$13,589,092
Portfolio turnover rate H	35%	18%	10%	19%	27%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount represents less than .005%.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended July 31, 2023

1. Organization.
Fidelity Series Intrinsic Opportunities Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign tax reclaims. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$701,695,978
Gross unrealized depreciation	(135,836,064)
Net unrealized appreciation (depreciation)	$565,859,914
Tax Cost	$2,311,481,697

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$37,362,162
Undistributed long-term capital gain	$487,543,877
Net unrealized appreciation (depreciation) on securities and other investments	$565,128,023

The tax character of distributions paid was as follows:

	July 31, 2023	July 31, 2022
Ordinary Income	$105,696,997	$ 531,054,518
Long-term Capital Gains	2,185,192,694	1,810,068,902
Total	$2,290,889,691	$2,341,123,420

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Intrinsic Opportunities Fund	1,248,482,227	5,620,752,570

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Intrinsic Opportunities Fund	$61,809

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Intrinsic Opportunities Fund	80,122,307	427,811,130	92,618,608

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Intrinsic Opportunities Fund	$22,642	$70	$47,656

9. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through November 30, 2026. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $237,693.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,805.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Series Intrinsic Opportunities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Series Intrinsic Opportunities Fund (the "Fund"), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 18, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 321 funds. Mr. Chiel oversees 191 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2023 to July 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Expenses Paid During Period- C February 1, 2023 to July 31, 2023

Fidelity® Series Intrinsic Opportunities Fund	-%-D
Actual		$ 1,000	$ 1,047.00	$-E
Hypothetical-B		$ 1,000	$ 1,024.79	$-E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2023, $1,867,073,659, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $10,597,497 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 71% and 47% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 99.95% and 72.59% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series Intrinsic Opportunities Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts. 5Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through November 30, 2025.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances, and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.951012.110
O2T-ANN-0923

Item 2.

Code of Ethics

As of the end of the period, July 31, 2023, Fidelity Puritan Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Series Intrinsic Opportunities Fund, Fidelity Value Discovery Fund and Fidelity Value Discovery K6 Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Intrinsic Opportunities Fund	$54,800	$-	$10,300	$1,400
Fidelity Value Discovery Fund	$38,400	$-	$10,000	$900
Fidelity Value Discovery K6 Fund	$36,800	$-	$8,200	$900

July 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Intrinsic Opportunities Fund	$54,100	$-	$10,300	$1,300
Fidelity Value Discovery Fund	$35,100	$-	$8,000	$900
Fidelity Value Discovery K6 Fund	$33,800	$-	$8,300	$800

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Low-Priced Stock Fund and Fidelity Low-Priced Stock K6 Fund (the “Funds”):

Services Billed by PwC

July 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Low-Priced Stock Fund	$97,300	$6,200	$92,700	$2,100
Fidelity Low-Priced Stock K6 Fund	$83,100	$5,400	$12,800	$1,800

July 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Low-Priced Stock Fund	$86,500	$6,100	$29,100	$2,000
Fidelity Low-Priced Stock K6 Fund	$64,100	$5,300	$15,600	$1,800

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2023A	July 31, 2022A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	July 31, 2023A	July 31, 2022A
Audit-Related Fees	$8,284,200	$7,914,600
Tax Fees	$1,000	$353,200
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	July 31, 2023A	July 31, 2022A
Deloitte Entities	$274,300	$487,200
PwC	$13,708,800	$13,295,100

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Puritan Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 21, 2023

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	September 21, 2023